===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           COLGATE-PALMOLIVE COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

March 25, 1999

Dear Fellow Colgate Stockholder:

   You are cordially invited to attend our Annual Meeting of Stockholders on Wednesday, May 5, 1999, at 10:00 a.m. in the Broadway Ballroom of the Marriott Marquis Hotel, 1535 Broadway, between 45th and 46th Streets, New York, New York 10036.

   At the meeting, we will ask you to elect nine directors, ratify the selection of auditors and reapprove the Company's Executive Incentive Compensation Plan, in an amended and updated form, as required every five years to satisfy certain federal tax requirements. We will also review the progress of the Company during the past year and answer your questions.

   This booklet includes the Notice of Annual Meeting and Proxy Statement. The Proxy Statement describes the business we will conduct at the meeting and provides information about the Company that you should consider when you vote your shares.

   This year's Proxy Statement is written in a new, simplified format. We hope you like the new format and welcome any comments you may have.

   It is important that your stock be represented at the meeting. Whether or not you plan to attend the meeting in person, we hope that you will vote on the matters to be considered by completing and mailing the enclosed proxy card in the return envelope.

Very truly yours,

Reuben Mark                             William S. Shanahan
Chairman of the Board and               President and Chief
Chief Executive Officer                 Operating Officer

                               TABLE OF CONTENTS

                                                               Page No.
                                                               --------
VOTING PROCEDURES                                                  1
GOVERNANCE OF THE COMPANY                                          3
  The Board of Directors                                           3
  Committees of the Board of Directors                             7
  Compensation of Directors                                        8
STOCK OWNERSHIP                                                    9
  Stock Ownership of Directors and Executive Officers             10
  Compliance with Section 16(a) Beneficial Ownership Reporting    11
STOCK PRICE PERFORMANCE GRAPHS                                    11
EXECUTIVE COMPENSATION                                            14
  Summary Compensation Table                                      14
  Stock Options                                                   17
  Retirement Plan                                                 19
  Executive Severance Plan and Other Arrangements                 21
  Compensation Committee Interlocks                               22
  P&O Committee Report on Executive Compensation                  23
PROPOSALS REQUIRING YOUR VOTE                                     29
  Proposal 1: Election of Directors                               29
  Proposal 2: Ratification of Selection of Auditors               29
  Proposal 3: Reapproval of the Company's Executive Incentive
   Compensation Plan                                              29
OTHER INFORMATION                                                 33
  Future Stockholder Proposals                                    33
  Nominations for Director                                        33
  Cost and Methods of Soliciting Proxies                          33
  Other Business                                                  34
APPENDIX A                                                       A-1

March 25, 1999

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

   The 1999 Annual Meeting of Stockholders of Colgate-Palmolive Company will be held in the Broadway Ballroom of the Marriott Marquis Hotel, 1535 Broadway, between 45th and 46th Streets, New York, New York 10036, on Wednesday, May 5, 1999, at 10:00 a.m., for the following purposes:

  1. To elect the Board of Directors;

  2. To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for 1999;

  3. To reapprove the Company's Executive Incentive Compensation Plan, in an amended and updated form; and

  4. To consider and act upon such other business as may properly come before the meeting.

   Stockholders of record at the close of business on March 8, 1999 are entitled to vote at the Annual Meeting.

   Please complete and mail the enclosed proxy card to us in the return envelope, which requires no postage if mailed in the U.S. Mailing us your proxy card will not limit your right to vote in person or to attend the meeting.

Andrew D. Hendry
Senior Vice President, General Counsel and Secretary
Colgate-Palmolive Company
300 Park Avenue
New York, New York 10022

                                PROXY STATEMENT

   Colgate-Palmolive Company (referred to in this Proxy Statement as "we" or "the Company") is sending you this Proxy Statement in connection with the solicitation by the Board of Directors of proxies to be voted at the 1999 Annual Meeting of Stockholders.

   We are mailing this Proxy Statement, a proxy card and the 1998 Annual Report of Colgate-Palmolive Company to stockholders beginning March 25, 1999. Although the Annual Report is being mailed with the Proxy Statement, it is not part of the proxy soliciting material.

VOTING PROCEDURES

Who Can Vote

   The Company has three classes of voting stock: Common Stock, $4.25 Preferred Stock and Series B Convertible Preference Stock. If you were the record owner of any of these classes of stock on March 8, 1999, the record date for voting at the Annual Meeting, then you are entitled to vote at the meeting.

Determining the Number of Votes You Have

   Your proxy card indicates the number of shares of each class of stock that you own. Each share of Common Stock and $4.25 Preferred Stock has one vote, and each share of Series B Convertible Preference Stock has four votes.

How To Vote

   You can vote your shares in two ways: either by using the enclosed proxy card or by voting in person at the Annual Meeting by written ballot. Each of these procedures is more fully explained below. Even if you plan to attend the meeting, the Board of Directors recommends that you vote by proxy.

Voting by Proxy

   To vote your shares by proxy, complete and return the enclosed proxy card to us before the Annual Meeting. We will vote your shares as you direct on your proxy card. You can specify on your proxy whether your shares should be voted for all, some or none of the nominees for director. You can also specify whether you approve, disapprove or abstain from voting on the other proposals being brought to a stockholder vote.

   If you sign and return the proxy card but do not specify how to vote, we will vote your shares in favor of our nominees for director, the ratification of the selection of auditors and the reapproval of the Company's Executive Incentive Compensation Plan, in an amended and updated form, as required every five years to satisfy certain federal tax requirements.

   If any other matters are properly presented at the Annual Meeting for consideration, the Company directors named on your proxy card will have discretion to vote for you on those matters. At the time this Proxy Statement was printed, we knew of no other matters to be raised at the Annual Meeting.

Voting at the Annual Meeting

   Written ballots will be available from the ushers at the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting. Voting by proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person. Of course, if you send in your proxy card and also attend the meeting, there is no need to vote again at the meeting unless you wish to change your vote.

Revocation of Proxies

   You can revoke your proxy at any time before it is exercised at the Annual Meeting by taking any one of the following actions: (1) you can deliver a valid proxy with a later date, (2) you can notify the Secretary of the Company in writing that you have revoked your proxy (see address in the Notice of Annual Meeting above) or (3) you can vote in person by written ballot at the Annual Meeting.

Quorum

   To carry on the business of the meeting, a minimum number of shares, constituting a quorum, must be present. The quorum for the Annual Meeting is a majority of the votes represented by the outstanding stock of the Company. This majority may be present in person or by proxy. Abstentions and "broker non-votes" (which are explained below) are counted as present to determine whether there is a quorum.

Broker Non-Votes

   A "broker non-vote" occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have discretionary authority to vote on that proposal and has not received voting instructions from you. Under the rules of The New York Stock Exchange, however, if your broker holds shares in your name and delivers this Proxy Statement to you, the broker is entitled to vote your shares on Proposals 1, 2 and 3 if it does not receive instructions from you.

   "Broker non-votes" count as shares present for quorum purposes but are not counted either as no-votes, abstentions or as part of the voting power present for the particular proposal where the shares have not been voted because the broker was not entitled to do so.

Required Vote

   Proposal 1: Election of Directors. The nine nominees for director who receive the most votes of all the votes cast for directors will be elected. This means that if you do not vote for a particular nominee, or if you indicate you want to withhold authority to vote for a particular nominee on your proxy card, your vote will not count for or against the nominee. Similarly, "broker non-votes" will not count for or against the nominee.

   Proposal 2: Ratification of Selection of Auditors. The affirmative vote of a majority of the votes represented at the meeting, either in person or by proxy, and entitled to vote on this proposal is required to ratify the selection of the auditors. This means that if you abstain from voting on the selection of auditors, it will have the same effect as if you voted against this proposal. "Broker non-votes," however, are not counted as votes against this proposal or abstentions or as shares present and entitled to vote for purposes of approving this matter.

   Proposal 3: Reapproval of the Executive Incentive Compensation Plan. The affirmative vote of a majority of the votes represented at the meeting, either in person or by proxy, and entitled to vote on this proposal is required to reapprove the Company's Executive Incentive Compensation Plan, in an amended and updated form, as required every five years to satisfy federal tax requirements. An abstention is treated as a vote against this proposal. "Broker non-votes," however, are not counted as votes against this proposal or abstentions or as shares present and entitled to vote for purposes of approving this matter.

Confidential Voting

   All proxies, ballots and vote tabulations that identify stockholders are confidential. The return envelope for your proxy card is addressed to an independent tabulator, who will receive, inspect and tabulate the proxies. Your vote will not be disclosed to anyone other than the independent tabulator without your consent, except if proxies are being solicited for a change of control of the Company or if doing so is necessary to meet legal requirements.

Voting by Employees Participating in the Colgate-Palmolive Savings and Investment Plan

   If you are a Colgate employee who participates in the Company's U.S. Savings and Investment Plan, the trustee for the Plan will send you a voting instruction card prior to the Annual Meeting. This card will indicate the aggregate number of shares of Series B Convertible Preference Stock and Common Stock credited to your account under the Savings and Investment Plan as of March 8, 1999, the record date for voting at the meeting.

  . If you sign and return the card on time, the trustee will vote the shares as you have directed.

  . If you do not return the card, the trustee will vote your shares in the same proportion as the shares voted by employees who return their cards to the trustee.

Voting by Employees Participating in a Global Stock Ownership Plan

   If you are an employee who participates in one of our Global Stock Ownership Plans, you will receive separate voting instructions from your local Human Resources Department.

GOVERNANCE OF THE COMPANY

The Board of Directors

   The Board of Directors oversees the business, assets, affairs and performance of the Company. In accordance with the Company's long-standing practice, the Board of Directors is independent, consisting of a majority of outside directors. Currently, the Board has nine directors, consisting of eight outside, non-employee directors and one employee director, Mr. Mark, who is the Chief Executive Officer of the Company.

   The Board of Directors met nine times during 1998. At five of these meetings the outside directors met without Mr. Mark present for a portion of the meeting. All directors attended at least 79%, and on average 93%, of the meetings of the Board and the committees on which they served in 1998.

   The name, age, principal occupation and length of service of each director, together with certain other biographical information, is set forth below.

                  Chairman and Chief Executive Officer of the Company. Mr.
                   Mark joined the Company in 1963 and has held a series of
 Reuben Mark,      significant positions in the United States and abroad. He
      60           was appointed Vice President and General Manager of the
                   Household Products Division in 1975. From March 1979 to
                   March 1981, he was Group Vice President of domestic operations. In March 1981, he was elected Executive Vice
                   President and became President and a director of the Company on March 1, 1983. Mr. Mark was elected Chief
                   Executive Officer in May 1984 and Chairman in May 1986. Mr.
                   Mark is also a director of Citigroup, Pearson, plc and Time
                   Warner, Inc.

                  Director since 1983

                  Visiting Scholar, Program in Science, Technology and
                   Society, Massachusetts Institute of Technology since 1985.
   Jill K.         Mrs. Conway was President of Smith College from 1975 to
  Conway, 64       1985. She was Vice President, Internal Affairs, University
                   of Toronto, from 1973 to 1975 and a member of its graduate faculty from 1971 to 1975. She has served as a member of the Harvard University Board of Overseers and The
                   Conference Board and as a trustee of Hampshire College, Adelphi University, Northfield Mt. Hermon School and The
                   Clarke School for the Deaf. Mrs. Conway is a member of the boards of Merrill Lynch & Co., Inc., Arthur D. Little,
                   Inc., Nike, Inc., the Allen Group and Lend Lease
                   International. She is also a trustee of Mt. Holyoke
                   College, The Knight Foundation, The Enterprise Foundation,
                   The Kresge Foundation and Lifespan Inc.

                  Director since 1984

                  Chairman and Chief Executive Officer of General Re
                   Corporation since 1987. Mr. Ferguson has been with General
Ronald E.          Re since 1969. Prior to joining General Re, Mr. Ferguson
Ferguson, 57       worked for the Kemper Insurance Group from 1965 to 1969 and served with the U.S. Public Health Service from 1966 to 1968. Mr. Ferguson is a director of Insurance Service
                   Offices, Inc. and the Insurance Institute of America. He is a Fellow of the Casualty Actuarial Society and the American
                   Academy of Actuaries.

                  Director since 1987

                  President and Chief Executive Officer of Exodus
Ellen M.           Communications, Inc., a computer network and Internet
Hancock, 55        systems company. From July 1996 to July 1997, Ms. Hancock
                   was Executive Vice President, Research and Development,
                   Chief Technology Officer of Apple Computer Inc. She previously was Executive Vice President and Chief Operating
                   Officer, National Semiconductor. Prior to joining National
                   Semiconductor in 1995, she was Senior Vice President and
                   Group Executive at IBM. Ms. Hancock is on the Board of
                   Directors of Aetna. She is also on the Board of Trustees of Marist College.

                  Director since 1988

                  Chairman of Campbell Soup Company. Mr. Johnson began his
                   business career as a management trainee at Colgate
David W.           Australia in 1959 and received a series of promotions at
Johnson, 66        the Company, becoming General Manager of Colgate's South
                   African subsidiary in 1967. He then held several positions with Warner-Lambert from 1972 to 1982, including President of its Asian Management Center, President of its Personal
                   Products Division and President of American Chicle
                   Division. In 1982, Mr. Johnson became President and Chief
                   Executive Officer of Entenmann's, Inc. From 1987 to 1989, he served as Chairman, Chief Executive Officer and President of Gerber Products Company, and from 1989 to 1990 he served as Chairman and Chief Executive Officer of Gerber. Mr. Johnson was elected Chairman of Campbell Soup
                   Company in 1993 and was its President and Chief Executive
                   Officer from January 1990 to July 1997. Mr. Johnson is a member of the Board of Directors of Duane Reade, Inc. and serves on the Advisory Council for the University of Notre
                   Dame College of Business Administration as well as the University of Chicago's Graduate School of Business.

                  Director since 1991

                  Officer, Faneuil Hall Associates, Inc., a private investment company, since 1973. Mr. Kendall is a former Chairman of
   John P.         The Kendall Company, which he joined in 1956. He held a
 Kendall, 70       series of significant positions with The Kendall Company in the United States and abroad. He is President of the Henry
                   P. Kendall Foundation and a former director of the Shawmut
                   Bank of Boston, N.A. He has served a number of educational and scientific organizations as president, chairman and trustee.

                  Director since 1972

                  Chairman, Chief Executive Officer and Director, Schering-
  Richard J.       Plough Corporation. Mr. Kogan joined Schering-Plough as
  Kogan, 57        Executive Vice President, Pharmaceutical Operations in 1982
                   and became President and Chief Operating Officer in 1986,
                   President and Chief Executive Officer in 1996 and Chairman and Chief Executive Officer in 1998. Mr. Kogan is also a director of The Bank of New York Company. He serves on the boards of St. Barnabas Corporation & Medical Center and New
                   York University, and is a member of the Business Round
                   Table and the Council on Foreign Relations.

                  Director since 1996

                  Former Chief Executive Officer and President, National
                   Public Radio, 1993 to 1998. From 1988 through 1993, Mr.
  Delano E.        Lewis was the President and Chief Executive Officer of
  Lewis, 60        Chesapeake & Potomac Telephone Company. From 1973 through
                   1988, Mr. Lewis held positions of increasing responsibility with that company, including Vice President responsible for External Affairs. Mr. Lewis has also served on the Peace
                   Corps staff in Africa and on the staff of the United States
                   Equal Employment Opportunity Commission and the United
                   States Department of Justice. Mr. Lewis is also a director of Halliburton Co., Eastman Kodak Co. and Black
                   Entertainment Television and has served on the boards of many civic, educational and public service organizations, including Catholic University, the United Negro College
                   Fund, the Washington Performing Arts Society and the
                   Greater Washington Board of Trade.

                  Director since 1991

                  Former Chairman of Tambrands Inc., June 1993 to September
                   1996. Prior to becoming Chairman, Mr. Wentz had been a
Howard B.          director of Tambrands. Previously, he was Chairman of
Wentz, Jr., 69     ESSTAR Incorporated and Chairman, President and Chief
                   Executive Officer of Amstar Company. Mr. Wentz joined
                   Amstar in 1969 as Vice President of Operations for its subsidiary, Duff-Norton Company, Inc. He was elected
                   President of Duff-Norton in 1970, Vice President of Amstar in 1972, a director in 1976 and Executive Vice President and Chief Operating Officer in 1979. He assumed the additional responsibilities of President in 1981, Chief
                   Executive Officer in 1982 and Chairman in 1983. In 1984,
                   Mr. Wentz was appointed President and a director of Amstar
                   Holdings, Inc.

                  Director since 1982

Committees of the Board of Directors

   The Board of Directors has four standing committees: the Audit Committee, the Committee on Directors, the Finance Committee and the Personnel and Organization Committee (the "P&O Committee"). The members and responsibilities of these committees are set forth below.

Committee Membership (* indicates Chair and ** indicates Deputy Chair)


Audit
 Committee   Committee on Directors Finance Committee     P&O Committee
-----------  ---------------------- --------------------- ------------------
Jill K.
Conway       Jill K. Conway         Ronald E. Ferguson    Jill K. Conway*
Ronald E.
 Ferguson*   David W. Johnson       Ellen M. Hancock**    Ronald E. Ferguson
Ellen M.
 Hancock     John P. Kendall        John P. Kendall       David W. Johnson**
John P.
 Kendall**   Delano E. Lewis*       Richard J. Kogan      John P. Kendall
Howard B.
 Wentz, Jr.  Howard B. Wentz, Jr    Reuben Mark           Delano E. Lewis
                                    Howard B. Wentz, Jr.*

Audit Committee

   The Audit Committee oversees management's fulfillment of its financial reporting and disclosure responsibilities and its maintenance of an appropriate internal control system. It also recommends the appointment of the Company's independent public accountants and oversees the activities of the Company's internal audit function and the Global Business Practices function. The Audit Committee has a charter which specifies its responsibilities and the Committee believes it fulfills its charter. All members of the Audit Committee are non-employee directors.

   The Audit Committee met three times during 1998. To ensure independence, the Company's independent public accountants, internal auditor and general counsel meet with the Audit Committee with and without representatives of management present.

Committee on Directors

   The Committee on Directors recommends nominees for the Board of Directors and reviews the performance of the Board of Directors in accordance with a formal procedure. It also makes recommendations to the Board regarding Board and committee structure, corporate governance and director compensation. The Committee on Directors met three times during 1998. All members of the Committee on Directors are non-employee directors.

Finance Committee

   The Finance Committee oversees the financial policies and practices of the Company, reviews the budgets of the Company and makes recommendations to the Board on financial and strategic matters. It also oversees the Company's finance, treasury and related functions. The Finance Committee met six times during 1998. With the exception of Reuben Mark, all members of the Finance Committee are non-employee directors.

Personnel and Organization Committee

   The P&O Committee oversees the organizational, personnel, compensation and benefits policies and practices of the Company. It reviews the compensation of executive officers and recommends to the Board the compensation of the Chief Executive Officer. It also administers the stock option plans of the Company, the Executive Incentive Compensation Plan and the Executive Severance Plan and oversees the Company's charitable giving and other social responsibility programs. The P&O Committee met seven times during 1998. All members of the P&O Committee are non-employee directors.

Compensation of Directors

   In 1998, each non-employee director (that is, all directors except Mr. Mark) received the following compensation:

     Annual Fee                 1,300 shares of Common Stock./1/

                                $1,000 for each Board or committee meeting
     Meeting Fees               attended.

     Committee Chairperson Fees $3,000 for the chair of each committee.
                                $1,500 for the deputy chair of each committee.


     Stock Option Grant         Options to purchase 2,000 shares of Common
                                Stock.

     Expenses and Benefits      Reimbursement of travel and related expenses
                                incurred in attending meetings.
                                Life and travel/accident insurance.
                                Matching Gifts Program to schools and other
                                qualified organizations.

   Mr. Mark did not receive any compensation or fees for serving on the Board of Directors or any Board committee.

Deferral of Fees

   Pursuant to the Stock Plan for Non-Employee Directors (the "Stock Plan"), directors may elect to defer all or a part of their annual stock compensation. Deferred stock compensation is credited to a stock unit account, which is adjusted to reflect changes in the market price of the Common Stock and dividends paid. The directors also may elect to receive cash in lieu of up to 25% of the shares of Common Stock granted and not deferred under the Stock Plan solely for the purpose of satisfying related tax obligations.

   Directors may also elect to defer all or a part of their cash compensation for committee chairperson and attendance fees under the Restated and Amended Deferred Compensation Plan for
--------
/1/The Director Pension Plan was terminated on December 31, 1996. An annual grant of 250 shares of Common Stock under the Stock Plan for Non-Employee Directors, effective as of January 1, 1997, replaced the benefits of the Director Pension Plan. Directors who were then within five years of the mandatory retirement age were eligible to elect to remain in the Director Pension Plan. Mr. Kendall made this election and, as a result, in 1998 he received 1,050 shares of Common Stock rather than 1,300 shares of Common Stock.

Non-Employee Directors. As with the Stock Plan, deferred fees are credited to a stock unit account, which is adjusted to reflect changes in the market price of the Common Stock and dividends paid. Distributions are made in shares of Common Stock after the retirement or resignation of the director. Distributions are made in annual installments or by lump sum.

   The table included in "Stock Ownership of Directors and Executive Officers" on page 10 includes information concerning directors who have elected to defer their fees.

Election to Purchase Stock

   Directors may elect to purchase Common Stock with all or a portion of their cash compensation for committee chairperson and attendance fees. Shares of Common Stock that represent committee chairperson fees are purchased at the beginning of the year, and shares that represent attendance fees are purchased after the end of the year. In both cases, directors purchase shares on the third business day following the Company's annual public earnings release. During 1998, Ellen M. Hancock purchased 199 shares of Common Stock, and David
W. Johnson purchased 250 shares of Common Stock using this procedure.

STOCK OWNERSHIP

   At the close of business on March 8, 1999, there were 292,143,867 shares of Common Stock, 122,620 shares of $4.25 Preferred Stock and 5,554,632 shares of Series B Convertible Preference Stock outstanding and entitled to vote.

Stock Ownership of Directors and Executive Officers

   The following table shows the "beneficial ownership" of Common Stock and Series B Convertible Preference Stock of each director, each of the Named Officers appearing in the Summary Compensation Table on page 14 and the directors and executive officers (including the Named Officers) as a group. No director or executive officer owns any $4.25 Preferred Stock.

   "Beneficial ownership" as used above means more than "ownership" as that term is commonly used. For example, you "beneficially" own Colgate stock if you hold it directly or if you have (or share) the power to vote or sell the stock indirectly (for example, through a relationship, a position as a director or trustee or a contract or understanding). Beneficial ownership also includes shares you have the right to acquire within 60 days, for example through the exercise of a stock option.

                                     Common Stock
                                     ------------
                                                                 Series B Convertible
                                 Amount and Nature of                 Preference
                             Beneficial Ownership/1/,/2/              Stock (ESOP)
                                ---------------------------------------------------------
        Name of          Directly  Exercisable     Common        Amount and Nature of
   Beneficial Owner      Owned/3/  Options/4/  Stock Units/5/ Beneficial Ownership/2/,/6/
-----------------------------------------------------------------------------------------
Reuben Mark              2,092,104  3,430,000         --                 3,796
-----------------------------------------------------------------------------------------
William S. Shanahan        401,128    411,880         --                 2,444
-----------------------------------------------------------------------------------------
Lois D. Juliber             98,786    233,933         --                   936
-----------------------------------------------------------------------------------------
David A. Metzler           219,054        --          --                 2,316
-----------------------------------------------------------------------------------------
Stephen C. Patrick          20,338    112,755         --                 1,046
-----------------------------------------------------------------------------------------
Jill K. Conway              13,050      4,673       5,399                  --
-----------------------------------------------------------------------------------------
Ronald E. Ferguson /7/      21,415      7,999      13,038                  --
-----------------------------------------------------------------------------------------
Ellen M. Hancock /8/        12,416      5,867       5,628                  --
-----------------------------------------------------------------------------------------
David W. Johnson            12,501      7,999       3,082                  --
-----------------------------------------------------------------------------------------
John P. Kendall            327,389      7,999      10,277                  --
-----------------------------------------------------------------------------------------
Richard J. Kogan             6,356      3,999         --                   --
-----------------------------------------------------------------------------------------
Delano E. Lewis              7,365      6,666       5,616                  --
-----------------------------------------------------------------------------------------
Howard B. Wentz, Jr.        30,430      3,745       7,911                  --
-----------------------------------------------------------------------------------------
All directors and
executive officers
as a group (27 persons)  4,271,433  5,212,025      50,951               32,181


/1/Information about Common Stock holdings is as of March 12, 1999, except for shares held in the Savings and Investment Plan, which are shown as of March 2, 1999. Unless stated otherwise in these footnotes, each person named in the table owns his or her shares directly and has sole voting and investment power over such shares.

/2/Each person named in the table owns less than 1% of the outstanding Common
  Stock and Series B Convertible Preference Stock, except for Mr. Mark, who owns 1.87% of the outstanding Common Stock. The directors and executive officers as a group own 3.20% of the outstanding Common Stock and less than 1% of the outstanding Series B Convertible Preference Stock.

/3/This column includes shares of restricted stock that were outstanding as of December 31, 1998 and that vested on March 1, 1999.

                                         (Footnotes continue on following page.)

/4/As of March 8, 1999, the record date for the Annual Meeting, a total of 19,648,820 options were outstanding under the Company's stock option plans and 17,609,985 shares were available for future grant.

/5/Includes Common Stock units credited to one or more of the following accounts: (i) a deferred account under the Stock Plan for Non-Employee Directors, (ii) a deferred account under the Restated and Amended Deferred Compensation Plan for Non-Employee Directors or (iii) an account representing the accrued value under the Director Pension Plan that was terminated as of December 31, 1996. In each case, the holder of Common Stock units has no voting or investment power over such units.

/6/Information about holdings of Series B Convertible Preference Stock is as of March 2, 1999. The Company issues Series B Convertible Preference Stock to a trustee acting on behalf of the Company's Savings and Investment Plan. Employees who participate in this plan, including the Named Officers appearing in the table above, have sole voting power over such shares, subject to the right of the plan trustee to vote shares if a participant fails to do so. Participants have no investment power over such shares until they are distributed in accordance with the terms of the plan.

/7/In the ordinary course of business, General Re Corporation makes portfolio investments and may from time to time hold securities of the Company. Mr. Ferguson, Chairman of the Board and Chief Executive Officer of General Re Corporation, disclaims any beneficial ownership of these securities.

/8/Mrs. Hancock's holdings include 400 shares of Common Stock owned jointly with her spouse.

Compliance With Section 16(a) Beneficial Ownership Reporting

   The Securities Exchange Act of 1934 requires the Company's directors, executive officers and any persons owning more than 10% of a class of the Company's stock to file reports with the SEC and The New York Stock Exchange regarding their ownership of the Company's stock and any changes in such ownership. Based on our review of copies of these reports and certifications given to us, we believe that the Company's executive officers and directors complied with their filing requirements for 1998.

STOCK PRICE PERFORMANCE GRAPHS

   The graphs shown on the following page compare cumulative total stockholder returns on the Common Stock against the S&P Composite-500 Stock Index and a peer company index for a ten-year and a five-year period each ending December 31, 1998.

                          [Performance Graph Charts]

   The 1998 return for the Common Stock shown on these graphs is based on a closing price per share on December 31, 1998 of $92.875.

   The companies included in the peer company index compete with the Company in one or more of its primary businesses. The companies are as follows: Avon Products, Inc., Clorox Company, Dow Chemical Company (Dow Brands), Gillette Company, Ralston Purina Company (Pet Foods Division), The Procter & Gamble Company, and Unilever (N.V. and PLC). These are the same companies that were included in last year's Proxy Statement except for Quaker Oats Company, which, as it has divested the line of business that competes with the Company, has been taken out of the peer company index. The Comparison Group discussed in the P&O Committee Report, which appears later in this Proxy Statement, includes other industrial companies and consumer products companies for reasons discussed in the report.

EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table shows the compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Officers") for 1998, 1997 and 1996.

                                                                      Long Term Compensation
                                             ---------------------------------------------
                            Annual Compensation                          Awards          Payouts
---------------------------------------------------------------------------------------------------------------
          (a)             (b)    (c)        (d)          (e)         (f)        (g)         (h)         (i)
---------------------------------------------------------------------------------------------------------------
                                                       Other     Restricted Securities                 All
                                                       Annual      Stock    Underlying                Other
       Name and                                       Compen-      Awards     Options      LTIP      Compen-
  Principal Position     Year Salary($) Bonus($)/1/ sation($)/2/   ($)/3/       (#)/4/  Payouts($) sation($)/5/
---------------------------------------------------------------------------------------------------------------
Reuben Mark              1998 1,200,250  2,256,084       --      6,999,503    153,505       --       178,466
Chairman of the          1997 1,122,500  2,724,055       --      3,379,485  2,600,000/6     --       141,305
Board and Chief          1996 1,021,000  1,656,302       --      2,416,800  /   --          --       130,802
Executive Officer
---------------------------------------------------------------------------------------------------------------
William S. Shanahan      1998   840,000  1,414,229       --      1,016,532      765,381     --       142,212
President and Chief      1997   756,167  1,503,000       --      1,233,085      251,479     --       116,472
Operating Officer        1996   716,917    859,478       --        415,160       88,000     --        94,488
---------------------------------------------------------------------------------------------------------------
Lois D. Juliber          1998   500,000    676,454       --        441,694       75,907     --        76,655
Executive Vice           1997   450,000    607,500       --        804,051      107,731     --        33,936
President, Chief of      1996   388,958    350,097       --        188,660       73,172     --        25,540
Operations, Developed
Markets
---------------------------------------------------------------------------------------------------------------
David A. Metzler         1998   500,000    632,229       --        441,694      175,447     --        95,355
Executive Vice           1997   450,000    607,500       --        804,051       91,214     --        73,091
President, Chief of      1996   391,000    269,037       --        188,660       40,000     --        47,459
Operations, High Growth
Markets
---------------------------------------------------------------------------------------------------------------
Stephen C. Patrick       1998   397,500    518,842       --        796,828       65,209     --        63,705
Chief Financial Officer  1997   332,000    504,563       --        206,996       36,430     --        27,087
                         1996   260,000    225,000       --        128,113       30,000     --        21,621


/1/Amounts include bonuses earned for the years indicated, paid on or before March 15 of the following year, consistent with past practice.

/2/None of the Named Officers received perquisites or other personal benefits in an amount large enough to require reporting in this column, nor did any of them receive any other compensation required to be reported in this column.

/3/The Company's practice is to make restricted stock awards earned in a particular year on or before March 15 of the following year. In the table, we show restricted stock awards granted for the current bonus year, even though they may have been earned over a multi-year performance period. Restricted stock awards vest over a minimum period of three years. Dividend equivalents accrue on the restricted stock during the vesting period. As of December 31, 1998, the Named Officers as a group held an aggregate of 402,099 shares of restricted stock, with a value of $37,344,944 based on the closing market price of the Common Stock on December 31, 1998. As of March 8, 1999, the record date for the Annual Meeting, all employees as a group, including the Named Officers, held an aggregate of 632,707 shares of restricted stock.

                                         (Footnotes continue on following page.)

 The number and value of the shares of restricted stock held by the Named Officers at December 31, 1998, are as follows:

  Named Officer                                           # of Shares  $ Value
  -------------                                           ----------- ----------
  Reuben Mark............................................   269,852   25,062,504
  William S. Shanahan....................................    77,267    7,176,173
  Lois D. Juliber........................................    21,142    1,963,563
  David A. Metzler.......................................    21,142    1,963,563
  Stephen C. Patrick.....................................    12,696    1,179,141

/4/Amounts include options granted pursuant to the Accelerated Ownership
  Feature of the 1997 Stock Option Plan. This feature promotes increased employee share ownership by encouraging the early exercise of options and the retention of shares. Under this feature, if an employee surrenders shares he or she already owns to pay the exercise price of a stock option or the related tax withholding, he or she receives a new option for the same number of shares surrendered. The exercise price of the new option is set at the then-current market price, and the new option has the same expiration date as the original option. Because the new, or reload, option is for the same number of shares as those surrendered, the Accelerated Ownership Feature does not increase the total number of shares and options held by an employee prior to the original option exercise. The shares received upon exercise of the original stock option in excess of the number of shares surrendered to pay the exercise price may not be sold for two years.

 The number of reload options included in the amounts shown in column (g) for 1998, 1997 and 1996, respectively, are as follows:

  Named Officer                                            1998    1997    1996
  -------------                                           ------- ------- ------
  Reuben Mark............................................ 153,505      --     --
  William S. Shanahan.................................... 635,381 169,479     --
  Lois D. Juliber........................................  25,907  25,731 35,172
  David A. Metzler....................................... 125,447   9,214     --
  Stephen C. Patrick.....................................  14,209      --     --

 See also 1998 Individual Grants table on page 17.

/5/With the exception of the Supplemental Savings & Investment Plan Match and the Bonus Savings Account, amounts shown in All Other Compensation, column
  (i), are paid pursuant to programs available to all employees. The amount paid under each such program to the Named Officers in 1998 is as follows:

                                                        Supplemental Value of
                           Savings &                     Savings &   Company-
                           Investment                    Investment    Paid
                              Plan     Retiree  Success     Plan       Life     Bonus
                            Company   Insurance Sharing   Company    Insurance Savings
       Named Officer         Match     Account  Account    Match     Premiums  Account
  ------------------------ ---------- --------- ------- ------------ --------- -------
  Reuben Mark.............   6,720     22,308    3,125    108,547     16,716   21,050
  William S. Shanahan.....   6,720     22,308    3,125     62,843     26,166   21,050
  Lois D. Juliber.........   6,720      6,197    3,125     28,769      3,954   27,890
  David A. Metzler........   6,720     22,308    3,125     25,139     17,013   21,050
  Stephen C. Patrick......   6,720      8,675    3,125     16,649      4,066   24,470

 The amounts shown as Savings & Investment Plan Company Match, Retiree Insurance Account, Success Sharing Account and Bonus Savings Account represent the value (at the time of allocation) of shares of Series B Convertible Preference Stock allocated to the Named Officers' accounts under the Savings and Investment Plan measured at the time of allocation. Premium payments for life insurance were not made pursuant to split-dollar life insurance arrangements.

/6/Mr Mark's 1997 stock option grant was a multi-year grant intended to cover the seven years from 1997 to 2003. Thus Mr. Mark did not receive any options other than reload options in 1998. The exercise prices of the 1997 options were set at premiums ranging from 10% to 70% over the market price of the Common Stock at the date of grant. In addition, the options were made subject to early expiration if the price of the Common Stock did not exceed certain market levels.

Stock Options

   The following table shows information about stock options granted to the Named Officers in 1998. The table includes both new options granted in 1998 and reload options granted under the Accelerated Ownership Feature of the Company's 1997 Stock Option Plan described on page 15 in footnote 4. The Accelerated Ownership Feature does not increase the total combined number of shares and options held by an employee. The Company did not grant any stock appreciation rights during 1998.


                             1998 Individual Grants


         (a)              (b)       (c)         (d)        (e)        (f)
-----------------------------------------------------------------------------
                                   % of
                                   Total
                                  Options
                      Number of   Granted
                      Securities    to
                      Underlying Employees Exercise Or            Grant Date
                       Options   in Fiscal     Base       Exp.     Present
  Executive Officer    Granted     Year    Price ($/SH)   Date   Value ($)/8/
-----------------------------------------------------------------------------
Reuben Mark
 07/98 Reload Options  153,505      2.45%    95.8125    03/08/99  1,438,465
                       -------     -----                          ---------
 TOTAL                 153,505      2.45%                         1,438,465
                       -------     -----                          ---------
-----------------------------------------------------------------------------
William S. Shanahan
 10/98 Reload Options  338,414      5.40%    85.8750         (2)  4,236,892
 09/98 Grant (1)       130,000      2.07%    67.4687    09/10/08  1,610,818
 03/98 Reload Options   50,000      0.80%    79.0313    03/05/08    725,723
 02/98 Reload Options  246,967      3.94%    78.2500         (3)  2,797,724
                       -------     -----                          ---------
 TOTAL                 765,381     12.21%                         9,371,157
                       -------     -----                          ---------
-----------------------------------------------------------------------------
Lois D. Juliber
 09/98 Grant (1)        50,000      0.80%    67.4687    09/10/08    619,546
 02/98 Reload Options   25,907      0.41%    77.9375         (4)    281,160
                       -------     -----                          ---------
 TOTAL                  75,907      1.21%                           900,706
                       -------     -----                          ---------
-----------------------------------------------------------------------------
David A. Metzler
 09/98 Grant (1)        50,000      0.80%    67.4687    09/10/08    619,546
 02/98 Reload Options  125,447      2.00%    79.3750         (5)  1,502,040
                       -------     -----                          ---------
 TOTAL                 175,447      2.80%                         2,121,586
                       -------     -----                          ---------
-----------------------------------------------------------------------------
Stephen C. Patrick
 10/98 Reload Options   11,241      0.18%    85.8750         (6)    149,909
 09/98 Grant (1)        36,000      0.56%    67.4687    09/10/08    446,072
 06/98 Grant (1)        15,000      0.24%    88.2500    06/11/08    328,768
 02/98 Reload Options    2,968      0.06%    79.1875         (7)     35,034
                       -------     -----                          ---------
 TOTAL                  65,209      1.04%                           959,783
                       -------     -----                          ---------
-----------------------------------------------------------------------------


                                              (Footnotes on the following page.)

--------
/1/The 1998 option grants (other than reload options granted pursuant to the Accelerated Ownership Feature) become exercisable in increments of one-third annually commencing on the first anniversary date of the option grant and become fully exercisable on the third anniversary date of the grant.

/2/Includes the following options received pursuant to the Accelerated
  Ownership Feature: 53,179 expiring on 09/13/99; 45,241 expiring on 09/12/00; 41,674 expiring on 10/10/01; 47,780 expiring on 09/03/02; 46,030 expiring on
  09/01/03; 46,526 expiring on 09/07/04; 16,506 expiring on 09/06/05; 19,129 expiring on 09/05/06; and 22,349 expiring on 09/11/07.

/3/Includes the following options received pursuant to the Accelerated
  Ownership Feature: 26,610 expiring on 09/07/98; 56,490 expiring on 09/13/99; 48,404 expiring on 09/12/00; 42,611 expiring on 09/03/02; 18,414 expiring on
  09/07/04; 34,416 expiring on 09/06/05; and 20,022 expiring on 09/05/06.

/4/Includes the following options received pursuant to the Accelerated
  Ownership Feature: 5,410 expiring on 09/07/98; 12,585 on 06/09/04; and 7,912 expiring on 09/07/04.

/5/Includes the following options received pursuant to the Accelerated
  Ownership Feature: 13,787 expiring on 09/13/99; 16,753 expiring on 09/12/00; 14,266 expiring on 10/10/01; 19,387 expiring on 09/03/02; 18,790 expiring on
  09/01/03; 22,798 expiring on 09/07/04; 15,761 expiring on 09/06/05; and 3,905 expiring on 09/05/06.

/6/Includes the following options received pursuant to the Accelerated
  Ownership Feature: 7,593 expiring on 10/10/01; and 3,648 expiring on 09/03/02.

/7/Includes the following options received pursuant to the Accelerated
  Ownership Feature: 2,968 expiring on 09/13/99.

/8/Amounts shown are estimates of the value of the options calculated using a Black-Scholes based option valuation model. The material assumptions and adjustments incorporated into the model include the exercise price of the option, the option term until exercise (ranging from two to four years), an interest rate factor based on the U.S. Treasury rate over the option term (ranging from 5.0% to 6.2%), a volatility factor based on the standard deviation of the price of the Common Stock (ranging from 17% to 30%) and a dividend rate based on the annualized dividend rate per share of Common Stock. The actual value of the options, if any, will depend on the extent to which the market value of the Common Stock exceeds the price of the option on the date of exercise. Management believes that the Black-Scholes model was not developed for the purpose of valuing employee stock options, particularly those having rights such as the Accelerated Ownership Feature. There can be no assurance that this Black-Scholes based model will approximate the value the executive will actually realize.

   The following table contains information about the Named Officers' exercises of stock options during 1998 and the number and value of any unexercised stock options they held as of December 31, 1998.


                   1998 Option Exercises And Year-End Values

        (a)            (b)       (c)          (d)           (e)
--------------------------------------------------------------------
                                           Number of
                                          Securities     Value of
                                          Underlying    Unexercised
                      Shares              Unexercised  In-The-Money
                     Acquired             Options at    Options at
                        on      Value     FY-End (#)    FY-End ($)
                     Exercise  Realized  Exercisable/  Exercisable/
 Executive Officer     (#)       ($)     Unexercisable Unexercisable
--------------------------------------------------------------------
Reuben Mark          545,758  42,247,620  4,525,808/   188,799,061/
                                           1,323,505      4,599,075
--------------------------------------------------------------------
William S. Shanahan  819,773  24,453,623     56,800/       830,984/
                                             554,290      9,060,630
--------------------------------------------------------------------
Lois D. Juliber       46,090   2,014,929    233,933/    11,038,899/
                                             130,667      4,296,691
--------------------------------------------------------------------
David A. Metzler     218,749  10,394,012    172,944/     3,956,856/
                                             131,334      4,331,545
--------------------------------------------------------------------
Stephen C. Patrick    29,734   1,830,691    101,514/     5,590,215/
                                             93,575      2,212,556
--------------------------------------------------------------------



   The Board of Directors has approved repurchases of Common Stock by the Company, at its discretion, from officers and directors of the Company, primarily as a vehicle for satisfying their tax obligations related to stock option exercises. Since March 1998, the Company has purchased Common Stock from the Named Officers and 12 other officers and directors of the Company pursuant to such authorization. In most cases, these purchases were made for tax payment purposes in connection with stock option exercises under the Accelerated Ownership Feature, the use of which by an officer or director results in an increase in his or her share ownership. The Stock Repurchase Subcommittee of the P&O Committee, comprised of two non-employee directors (Jill K. Conway and David W. Johnson, the Chair and Deputy Chair of the P&O Committee), approves all such purchases.

Retirement Plan

   Eligible employees receive retirement benefits under the Colgate-Palmolive Company Employees' Retirement Income Plan (the "Retirement Plan"). Under this plan, benefits are determined in accordance with one of two formulas: (i) the "final average earnings" formula, the original formula under the plan; or (ii) the Colgate Personal Retirement Account ("PRA") formula, which was added to the Retirement Plan on July 1, 1989.

   All salaried employees of the Company employed at June 30, 1989 were offered a one-time election to maintain the Retirement Plan's benefit under the "final average earnings" formula by making monthly contributions of 2% of recognized earnings (described below in Table A, footnote 1) up to the Social Security wage base and 4% of recognized earnings in excess of the wage base.

Employees who made this election are entitled at retirement to receive the greater of the benefit under the "final average earnings" benefit formula or the benefit under the PRA formula. Employees who did not make this election are entitled at retirement to receive the benefit under the PRA formula. All of the Named Officers made this one-time election in 1989.

   The tables below show the estimated annual retirement benefit payable using these two formulas. Both tables include payments under the Supplemental Employees' Retirement Plan in excess of limitations under the Internal Revenue Code of 1986, as amended. Benefits payable under the Supplemental Employees' Retirement Plan are subject to a maximum of 70% of the sum of an individual's base salary at retirement and bonus for the calendar year immediately preceding retirement, less benefits payable under the basic Retirement Plan. Benefits are subject to an offset for Social Security and certain other benefits.

 Final Average Earnings Formula

   Table A shows the estimated maximum annual retirement benefit payable to employees (including the Named Officers) retiring in 1999 under the "final average earnings" formula of the Retirement Plan. Benefits under this formula are computed by multiplying "final average earnings" by the product of years of service and 1.8%.

                                    TABLE A
                                (Expressed in $)

                                         Years of Service
                        -----------------------------------------------------
 Remuneration/1/,/2/    15      20       25        30        35        40
-----------------------------------------------------------------------------
   500,000            135,000 180,000   225,000   270,000   315,000   360,000
-----------------------------------------------------------------------------
   750,000            202,500 270,000   337,500   405,000   472,500   540,000
-----------------------------------------------------------------------------
 1,250,000            337,500 450,000   562,500   675,000   787,500   900,000
-----------------------------------------------------------------------------
 1,750,000            472,500 630,000   787,500   945,000 1,102,500 1,260,000
-----------------------------------------------------------------------------
 2,250,000            607,500 810,000 1,012,500 1,215,000 1,417,500 1,620,000
-----------------------------------------------------------------------------
 2,750,000            742,500 990,000 1,237,500 1,485,000 1,732,500 1,980,000
--------------------------------------------------------------------------------

/1/Remuneration equals "final average earnings," which is the average of an individual's highest "recognized earnings" for any three consecutive years during the ten years immediately preceding retirement. For the Named Officers, "recognized earnings" is the sum of (i) the higher of the salary earned during the prior year (column (c) in the Summary Compensation Table on page 14) or the salary as of January 1 and (ii) the bonus paid during the prior year (column (d) in the Summary Compensation Table on page 14).

/2/The years of service credited under the Retirement Plan as of January 1, 1999 for the Named Officers are: Mr. Mark--35 years 7 months; Mr. Shanahan-- 33 years 5 months; Ms. Juliber--10 years 5 months; Mr. Metzler--33 years 11 months; and Mr. Patrick--16 years 2 months.

  PRA Formula

   Table B shows the estimated annual retirement benefit payable under the PRA formula for each of the Named Officers based on 1999 recognized earnings. These estimates assume no future increases in such earnings and an annuity rate of 9%.

                                    TABLE B

                                     Amount of
                              Year     Level
                            Reaching  Annuity
       Named Officer         Age 65     ($)
      ----------------------------------------
       Reuben Mark            2004   1,299,365
      ----------------------------------------
       William S. Shanahan    2005     782,431
      ----------------------------------------
       Lois D. Juliber        2014     350,720
      ----------------------------------------
       David A. Metzler       2007     492,127
      ----------------------------------------
       Stephen C. Patrick     2014     391,121
      ----------------------------------------


   Benefits under the PRA formula are determined as follows: On July 1, 1989, an account was established for each eligible person employed on June 30, 1989, with an opening balance equal to the greater of (i) the value of the pension then accrued under the "final average earnings" formula or (ii) an amount equal to the sum of the monthly pay-based credits that would have been made to the employee's account had the PRA always been in effect. Thereafter, monthly pay-based credits accumulate in the employee's account. These credits equal a percentage of the employee's monthly recognized earnings determined in accordance with the following formula:

                                                  Up to 1/4 of    Over  1/4 of
                 Years of Service                Social Security Social Security
                 ----------------                   Wage Base       Wage Base
                                                 --------------- ---------------
   0-9..........................................      2.50%            3.75%
   10-14........................................      3.00%            4.50%
   15-19........................................      4.00%            6.00%
   20-24........................................      5.35%            8.00%
   25 or more...................................      7.50%           11.25%

   The employee's account receives a monthly credit for interest at an annual rate of 2% over the current six-month Treasury bill rate, adjusted quarterly. The Company also establishes PRA accounts for all eligible employees hired on or after July 1, 1989, which receive monthly credits as described above.

Executive Severance Plan and Other Arrangements

   The Company has an Executive Severance Plan (the "Severance Plan"), which the Board of Directors adopted effective September 14, 1989, and last amended as of June 11, 1998. The Severance Plan, which is administered by the P&O Committee, is designed to provide participants with reasonable compensation if their employment is terminated in certain defined circumstances, primarily following a change of control of the Company. The P&O Committee selects participants from among the executive officers and other key personnel of the Company and has selected the Named Officers, among others, as participants. In addition to the Severance Plan, the Company has incorporated other arrangements relating to a change of control in its benefit plans.

 Severance Plan

   Under the Severance Plan, at any time within two years of a change of control of the Company (as defined in the Severance Plan), if a participant terminates employment due to an adverse change in the conditions of employment or the Company terminates the participant's employment, the participant is entitled to receive an amount equal to (i) between 12 and 36 months of compensation, plus (ii) a prorated cash bonus under the Executive Incentive Compensation Plan for the period prior to termination. This amount is paid in a lump sum, unless an outside accounting firm determines that a lump sum payment under the Severance Plan would subject the participant to tax under Section 4999 of the Internal Revenue Code of 1986, as amended. In such event, the participant may elect to receive a reduced amount that results in net after-tax payments that are equal to or greater than the amount that would have been received following payment of the lump sum. No severance payments are required if a participant is terminated for cause, which is defined as serious willful misconduct likely to result in material economic damage to the Company. For purposes of (i) above, compensation means the participant's base salary as of the termination date plus his or her highest cash award under the Executive Incentive Compensation Plan within the last five years.

   In addition, whether or not a change of control has occurred, if the Company terminates the employment of a Severance Plan participant at its convenience, the Company must continue to pay the participant's base salary and certain benefits for a period ranging from nine to 36 months. The Company is not required to make these payments if it terminates the participant's employment for cause or if the participant voluntarily terminates his or her employment. The period during which the Company continues salary and benefits payments ends when the participant turns 65 or attains 85 years of combined age and service with the Company.

 Other Arrangements

   Other arrangements relating to a change of control in the Company's benefit plans are as follows. Under the Company's stock option plans, stock options held by employees that are not yet exercisable immediately become exercisable upon a change of control. Under the Non-Employee Director Stock Option Plan, stock options held by non-employee directors that are not yet exercisable immediately become exercisable upon a change in control. Alternatively, non-employee directors may surrender their options to the Company in exchange for a payment equal to the difference between the exercise price of the options and the Common Stock's current value. Restricted stock awards granted to employees under the current Executive Incentive Compensation Plan vest upon a change of control. (The vesting of restricted stock awards under the proposed updated Executive Incentive Compensation Plan is discussed on page 32.) With respect to the Supplemental Salaried Employees' Retirement Plan, which is an unfunded plan, the Company has arranged for a letter of credit that requires the issuing bank to fund the accrued benefits payable under such plan if the Company refuses to pay these benefits after a change of control. Funding is to be made by payments to a trust, which currently is subject to the claims of the Company's creditors if the Company becomes insolvent.

Compensation Committee Interlocks

   As discussed above, the members of the P&O Committee during 1998 were Mrs. Conway and Messrs. Ferguson, Johnson, Kendall and Lewis. None of these directors is an employee of the Company, and none has any direct or indirect material interest in or relationship with the Company or any of its subsidiaries, other than stockholdings as discussed above and as related to his or her position as director. None of the executive officers of the Company has served on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on the Company's Board of Directors or the P&O Committee.

P&O Committee Report on Executive Compensation

Overview of Compensation Philosophy and Program

   The Company's executive compensation programs are designed to:

  . Support the Company's business goals of fostering profitable growth and increasing shareholder value.

  . Align the interests of executives and stockholders through the use of stock-based compensation plans.

  . Attract, retain and motivate high-caliber executives.

  . Pay for performance by linking compensation to achievement of established goals and objectives.

  . Pay competitively with other leading consumer products and industrial companies.

   The P&O Committee, which is made up entirely of non-management directors, oversees the Company's compensation practices. It reviews and recommends the compensation of Reuben Mark, the Chairman and Chief Executive Officer, subject to the approval of the other non-management directors of the Board. In addition, the P&O Committee reviews and approves, and the Board ratifies, the compensation of the other executive officers of the Company.

   To help it in its role of overseeing compensation practices, the P&O Committee makes use of Company resources and also periodically retains the services of independent compensation consultants. Services rendered by independent consultants during the past several years include:

  . A 1994 review by Towers Perrin to enhance the deductibility of the Company's executive compensation under Section 162(m) of the Internal Revenue Code.

  . A 1995 review by Towers Perrin of the Company's long-term incentive program, including the appropriateness of the performance measures, payout levels relative to performance and the competitiveness of the program's design features.

  . A 1996 review by Hewitt & Associates and Towers Perrin of the competitiveness of the Company's executive salary and bonus and long-term incentive programs, including the Chief Executive Officer's annual compensation.

  . A 1997 review by Towers Perrin of the long-term incentive compensation of the Chief Executive Officer.

   The Company also has designed its compensation programs to maximize the tax deductibility of compensation paid to executive officers, to the extent possible consistent with the need to attract and retain high-caliber executives.

   The Company measures the competitiveness of its compensation programs against a comparison group of other leading companies, referred to in this report as the "Comparison Group". The Comparison Group consists primarily of consumer products companies but also includes other kinds of industrial companies to better represent the market for executive talent in which the Company competes. The P&O Committee reviews and approves the companies in the Comparison Group, which are selected and updated periodically by the Company's Human Resources department based on the recommendations of independent compensation consultants.

   The key components of compensation used by the Company are:

  . Base salary

  . Performance-based incentives including annual incentives, which are paid in the form of cash bonuses, and long-term incentives, which include stock options and restricted stock grants.

   This report discusses each of these components of compensation as applied to the executive officers generally and then concludes with a separate discussion of Mr. Mark's compensation in particular.

Base Salary

   The Company sets the midpoint of the salary range for executive officers at the median of the Comparison Group, with salaries above the median available to exceptional performers and key contributors to the success of the Company. The direct manager of each officer recommends whether to grant the officer an annual salary increase based on the following factors:

  . Individual performance

  . Business unit performance, where applicable

  . Assumption of new responsibilities

  . The Company's overall annual salary budget guidelines

  . Other performance measures, such as improvements in customer service, faster product development, improvements in market share of Colgate brands, global expansion and productivity increases

  . Competitive data from the Comparison Group

   In 1998, salaries for executive officers as a group were slightly above the median of the Comparison Group for similar jobs.

Performance-Based Incentives

Annual Cash Bonus

   Executive officers are eligible for cash bonuses under the Company's Executive Incentive Compensation Plan currently in effect ("EICP"). The guidelines for bonus awards to certain designated executives and other executive officers are as follows.

 Designated Executives

   The "Designated Executives" for EICP cash bonuses are the Chief Executive Officer, the four executive officers who report directly to him, the two Executive Vice Presidents/Chiefs of Operation and the Chief Technological Officer. Designated Executives' annual EICP cash bonuses are paid only if the Company attains one or more specific performance measures established by the P&O Committee no later than the 90th day of the applicable year. In 1998, the pre-established performance measure was an earnings-per-share goal. The EICP cash bonus for each Designated Executive is set by a formula that takes into account the extent to which the Company has achieved the earnings-per-share goal. The P&O Committee has discretion only to adjust awards downward.

   Each Designated Executive is assigned threshold, target and maximum bonus award opportunities for his or her EICP bonus. The targets are set generally at the median of the Comparison Group.

   In 1998 the Company exceeded its earnings-per-share goal. EICP cash bonuses granted to the Designated Executives were limited to two times target, except in the case of one Designated Executive who received a special cash award in recognition of outstanding achievement.


 Other Executive Officers

   Bonuses for executive officers other than Designated Executives are determined by a formula that is based on:

  . The financial performance of the Company as a whole or the business unit to which an executive is assigned.

  . The achievement of individual and team goals.

   Financial performance measures are based on the budgetary process. Adjustments are permitted to take account of unusual items beyond the control of the Company or business unit involved. For 1998, the Company-wide financial performance measure was an earnings-per-share goal, which applied to all executive officers with corporate-wide responsibilities. The business unit financial measures were sales and profit, which applied to all officers with specific business unit responsibilities.

   Executive officers other than the Designated Executives are also assigned threshold, target and maximum bonus award opportunities based on their grade levels. Target award opportunities are set generally at the median of the Comparison Group. If the Company or business unit exceeds its earnings-per-share or sales and profit goals, above-target bonuses may be granted. If the minimum financial goals are not met, bonuses, if any, may be below the target level.

   During 1998, the Company exceeded its earnings-per-share goal, and most business units exceeded their sales and profit goals. EICP cash bonuses for these executive officers were generally above target.

Long-Term Performance-Based Incentives

   The Company uses two types of long-term performance-based incentives: stock options and restricted stock awards under the Long-Term Global Growth Program of the EICP. The purpose of these grants is to encourage the long-term growth and performance of the Company. In addition, from time to time, the Company grants stock options and restricted stock awards for special recognition and retention purposes. The Company does not take into account the amount or terms of existing stock holdings of executive officers in making decisions to award stock options or restricted stock.

 Stock Option Awards

   Stock option awards are granted under the 1997 Stock Option Plan. The number of stock options granted is based on factors similar to those used to determine salary and bonus, including a review of the practices of the Comparison Group. Since the Company and the P&O Committee view the granting of stock options as a way to obtain competitive compensation advantage, the Company's strategy is to set target award levels at the 75th percentile of the Comparison Group. Actual awards may vary from the target based on individual performance, business unit performance or the assumption of increased responsibilities.

   Generally, the Company grants stock options on an annual basis. If the Company performs poorly during a given year, however, the P&O Committee may decide not to grant stock options.

   The key terms of the stock options granted annually by the Company are:/2/

  . The exercise price of the options is equal to the market price of the Common Stock on the date of grant.

  . The options have a ten-year term.

  . The options vest in equal annual installments over three years.

   During 1998, stock option awards to executive officers as a group were consistent with the Comparison Group target award levels.

 Restricted Stock Awards

   Restricted stock awards are made under the Long-Term Global Growth Program of the EICP to Designated Executives and other executive officers. Generally, these awards vest three years from the date of the award and are forfeited if the recipient terminates his or her employment with the Company prior to the end of the three-year vesting period.

   Guidelines for restricted stock awards to certain Designated Executives and other executive officers are as follows.
--------
/2/ With respect to the Chief Executive Officer, see footnote 6 to the Summary
    Compensation Table on page 16.

 Designated Executives

   For purposes of the Long-Term Global Growth Program, the term "Designated Executives" includes Division Presidents as well as the executives listed as Designated Executives under the Annual Cash Bonus section above. Restricted stock awards for Designated Executives are granted based on whether the Company achieves targeted levels of growth in compounded global annual net sales and earnings-per-share over a three-year measurement period.

   Each year a Designated Executive is assigned a threshold, target and maximum award opportunity that is realizable if the Company meets or exceeds the targeted net sales and earnings-per-share growth over the following three years. The target award opportunities are set in dollars as a percentage of salary, except for the Chief Executive Officer's target, which is expressed as a specific number of shares. Target awards range from approximately the median to the seventy-fifth percentile of the Comparison Group.

   At the end of the measurement period, if the performance targets are met, awards are made in the form of restricted stock based on the fair market value of the Common Stock on the date the award is made. As noted, these awards generally vest after three years and are conditioned on the employee's continued employment by the Company. Grants of awards are subject to the discretion of the P&O Committee.

   Designated Executives received restricted stock awards under the Long-Term Global Growth Program for 1998 based on sales and earnings-per-share growth over the 1996 through 1998 measurement period, which exceeded the applicable goals. These awards were above target.

   In addition, as a separate award, the Board of Directors granted discretionary restricted stock awards to certain Designated Executives to recognize properly the contributions of these executives to the Company's outstanding 1998 results despite significant economic challenges in many parts of the world and to help ensure the retention of these executives.

 Other Executive Officers

   Restricted stock awards are granted to other executive officers under the Long-Term Global Growth Program in accordance with the procedures for the Designated Executives described above, except that supplemental measures relating to the Company's business fundamentals may be taken into account from time to time. The performance measures under this program for these executives may be adjusted for unusual items beyond the control of the Company.

   The P&O Committee granted restricted stock awards to executive officers other than the Designated Executives under the Long-Term Global Growth Program for 1998 based on sales and earnings-per-share growth over the 1996 through 1998 measurement period, which exceeded the applicable goals. These awards were above target.

1998 Chief Executive Officer Compensation

   The P&O Committee reviews and recommends the compensation of Reuben Mark, the Chairman and Chief Executive Officer of the Company, subject to the approval of the directors of the Company other than Mr. Mark, all of whom are non-management directors.

Salary

   As discussed in the Base Salary section above, the midpoint of the salary range for executive officers is set at the median of the Comparison Group, with salaries above the median available to exceptional performers and key contributors to the success of the Company. In setting Mr. Mark's base salary for 1998, the P&O Committee considered the following key factors: the Company's pre-established guidelines for determining salary increases, the Company's success in exceeding its sales and profit goals in 1997 and Mr. Mark's individual performance and contributions to the continuing success and increased value of the Company. During 1998, the P&O Committee increased Mr. Mark's annual salary by 5.5%. Mr. Mark's salary is at approximately the fifty-third percentile of the Comparison Group.

Annual Cash Bonus

   As discussed above in the Cash Bonus section, the Chief Executive Officer's annual EICP bonus, like that of the other Designated Executives, is payable based upon the successful attainment of specific performance measures established in advance by the P&O Committee, subject to the P&O Committee's discretion to adjust the award downward. During 1998, the pre-established performance measure was an earnings-per-share goal. Mr. Mark was awarded a formula-driven EICP bonus award of $2,256,084, a 17.2% reduction from the prior year. Total cash awards for the Chief Executive Officer and executive officers as a group exceeded median bonus levels of the Comparison Group.

Restricted Stock Award

   Mr. Mark is also eligible for restricted stock awards under the Company's Long-Term Global Growth Program described above. Mr. Mark's target award opportunity under this program is established in shares of Common Stock rather than cash. For the measurement period 1996 through 1998, it was 48,600 shares. As discussed above, the P&O Committee granted restricted stock awards to executive officers under the Long-Term Global Growth Program for 1998 based on sales and earnings-per-share growth over the 1996 through 1998 measurement period. Mr. Mark was granted 62,986 shares of restricted stock for the 1996 through 1998 measurement period. As a separate grant, the Board of Directors granted Mr. Mark 11,875 shares of restricted stock in order to recognize properly his contribution to the Company's outstanding 1998 results. The Chief Executive Officer and all executive officers as a group received an award above target based on a pre-established formula relating sales and earnings-per-share growth to target.

Stock Options

   Mr. Mark did not receive a stock option grant in 1998 (other than options granted under the Accelerated Ownership Feature described on page 15 in footnote 4). (See footnote 6 on page 16 for a description of a multi-year grant of premium-priced stock options made to Mr. Mark in 1997.)

Conclusion

   In summary, the P&O Committee believes that executive performance significantly influences Company performance. Therefore the P&O Committee's approach to executive compensation is guided by the principle that executives should have the potential for increased earnings when performance objectives are exceeded, provided that there is appropriate downside risk if performance targets are not met.

   The foregoing report has been furnished by Mrs. Conway (Chair) and Messrs. Ferguson, Johnson, Kendall and Lewis.

PROPOSALS REQUIRING YOUR VOTE

   The following three proposals will be presented at the meeting for your vote. Space is provided in the accompanying proxy card to approve, disapprove or abstain from voting on each of the proposals.

Proposal 1: Election of Directors

   The Board has nominated nine people for election as directors at the Annual Meeting. All of the nominees are currently serving as directors of the Company and were elected at the 1998 Annual Meeting. If you re-elect them, they will hold office until the next Annual Meeting or until their successors have been elected and qualified.

   The nominees are Jill K. Conway, Ronald E. Ferguson, Ellen M. Hancock, David W. Johnson, John P. Kendall, Richard J. Kogan, Delano E. Lewis, Reuben Mark and Howard B. Wentz, Jr. Biographical information regarding the nominees appears on pages 4 - 6 of this Proxy Statement.

   The Board of Directors recommends a vote FOR the nominees for director listed above.

Proposal 2: Ratification of Selection of Auditors

   We are asking you to ratify the Board's selection of Arthur Andersen LLP as our independent auditors for 1999. The Audit Committee recommended the selection of Arthur Andersen to the Board. Arthur Andersen has audited the accounts of the Company since its incorporation. The Board considers it desirable to continue the services of Arthur Andersen.

   Representatives of Arthur Andersen are expected to be present at the meeting. They will have the opportunity to make a statement and will be available to respond to questions. If the stockholders should fail to ratify the selection of auditors, the Board of Directors will designate auditors.

   The Board of Directors recommends a vote FOR the ratification of the selection of Arthur Andersen LLP as auditors.

Proposal 3: Reapproval of the Company's Executive Incentive Compensation Plan, in an Amended and Updated Form

   The key features of the Executive Incentive Compensation Plan, as amended and restated (the "EICP Plan" or the "Plan"), are summarized below. This summary is qualified in its entirety by reference to the actual plan attached as Appendix A.

 Introduction

   Federal law requires the Company to seek shareholder approval of certain features of the EICP Plan every five years in order to maximize the tax deductibility of awards under the Plan. The Plan, originally adopted in 1962, was amended and approved by stockholders in 1994, and therefore must be resubmitted for stockholder approval to satisfy these federal tax requirements. In addition, the existing language in the plan requires updating to incorporate modern design and legal standards.

 Background and Purpose of Plan

   The EICP Plan is an important part of the Company's overall compensation program. It allows the Company to make annual and long-term awards to the Company's officers and employees. The purpose of the Plan is to enhance the Company's ability to attract, retain and motivate officers and employees and to provide them with incentives that are directly linked to the Company's future growth and profitability and future increases in stockholder value. Employees who are responsible for or contribute to the Company's management, growth and profitability are eligible for awards under the Plan. This Plan is also designed to enable the Company to meet its objective of maximizing the tax deductibility of awards to the Company's senior management.

   If approved by stockholders, the Plan will be effective as of March 11, 1999.

 Section 162(m) Exemption

   One purpose for stockholder approval of the Plan is to allow awards granted under the Plan to be made in compliance with the requirements for exemption from the limits on tax deductibility imposed by Section 162(m) of the Internal Revenue Code ("Section 162(m)"). The Company intends to maximize the deductibility of awards under the Plan, to the extent possible consistent with its goal of attracting and retaining high-caliber executives.

   Section 162(m) imposes certain requirements to maintain the tax deductibility to the Company of compensation in excess of $1 million per year to a "Covered Employee." In general, "Covered Employees" for a given year are those employees whose names are required to be set forth in the Summary Compensation Table of the Company's annual proxy statement. (See page 14 for this year's Summary Compensation Table.) To be exempt under Section 162(m), compensation, whether based on an individual award or a pool award (as described below), must be based on the attainment of one or more objective performance goals, the material terms of which are approved by stockholders. The aggregate exempt awards that a Designated Executive (as defined in the P&O Committee Report beginning on page 23) may receive in any one year under the Plan are subject to the same share limit previously approved by stockholders of 100,000 shares (the "Share Limit") and a cash limit of $4 million, adjusted for inflation (the "Cash Limit").

   The performance goals that the P&O Committee may use to determine awards may be based on one or more of the following measures: earnings per share, net income, sales, revenues, non-variable expenses, unit volume, gross profit, pre-tax profit, net profit after tax, operating profit, cash generation, return on equity, return on capital, working capital or shareholder return. These measures may be applied against the performance of the Company or any of its affiliates, divisions or units, and in relation to other companies, indices, targets, prior performance or otherwise.

   Annual bonuses and long-term incentive awards for Designated Executives under the Plan generally will be payable only to the extent the pre-established performance goals set by the P&O Committee are met. Awards may be based on achievement of goals during performance periods of one year or longer.

   The Plan authorizes the P&O Committee to make pool awards ("Pool Awards") from an incentive pool consisting of a total dollar amount for a particular measurement period that is determined based upon the achievement of one or more performance goals during the applicable period (an "Incentive Pool"). The Company intends that all Pool Awards under the Plan will qualify for tax deductibility under Section 162(m).

   At the beginning of each measurement period, the P&O Committee will determine whether Pool Awards will be made available for that period and, if so, the terms and conditions of the Incentive Pool, including without limitation, the applicable performance period, the performance goals, the formula for determining the Incentive Pool, the participants who will be eligible to receive Pool Awards, the maximum percentage of the Incentive Pool each participant is eligible to receive (up to an aggregate total of 100% for all eligible participants) and whether each participant's Pool Award will be subject to the Share Limit, the Cash Limit or a combination thereof.

   Following the end of each period for which Pool Awards have been granted, the P&O Committee will determine the amount of the Incentive Pool and the maximum Pool Award for each participant, based upon the degree of performance against the pre-established performance goals. The P&O Committee will then determine, based on factors it deems relevant, whether to award each participant the maximum Pool Award for which each participant is eligible or a lesser amount.

   Each Pool Award that is earned and vested under the Plan may be paid in cash, by an award of common stock (which may be legended)/3/ or restricted stock/4/, or by a combination thereof, as the P&O Committee may determine. Awards of restricted stock generally will earn dividend credits during deferral periods.

   In addition to the above described awards, the P&O Committee may make separate awards to Designated Executives of cash, common stock (which may be legended) and restricted stock, or a combination thereof. The P&O Committee may also take appropriate steps to qualify these awards for tax deductibility under
Section 162(m). Awards under the Plan may be paid immediately or deferred, as determined by the P&O Committee at the time of the award.
--------
3 Legended stock is stock that is issued in the name of the participant but is subject to a substantial risk of forfeiture and is not transferable.
4 Restricted stock is stock that will be issued to the participant in the future, subject to the fulfillment of any applicable conditions.

   Annual and long-term awards for Designated Executives approved in 1999 will be granted, as in prior years, based upon achievement against pre-established performance objectives.

Total Shares Available for Issuance Under the Plan

   The total number of shares of common stock available for issuance under the Plan during a calendar year is 0.25% of the total number of shares outstanding as of the first day of the year, reduced from a total of 0.4% under the existing EICP.

   The Plan has a ten-year term.

Administration by P&O Committee

   The P&O Committee will administer the EICP Plan. The P&O Committee will have the authority to select participants who are eligible for awards under the Plan and to determine the form and amount of awards granted under the Plan. The P&O Committee may grant awards under the Plan in the form of cash, common stock and restricted stock. The P&O Committee will determine or approve the terms and conditions of all awards granted under the Plan, including the number of shares of stock or amount of cash covered by each award and any vesting, acceleration or forfeiture provisions and performance goal requirements.

   The P&O Committee will have authority to adopt administrative rules governing the Plan and to interpret the terms and provisions of the Plan. The full Board may act in place of the P&O Committee, except when to do so would disqualify awards for the Section 162(m) exemption discussed above. The P&O Committee may delegate to officers the authority to grant awards to participants other than certain executive officers. Company management will be responsible for the day-to-day administration of the Plan.

Treatment of Awards Upon Termination of Employment and Change in Control

   Under the EICP Plan, the P&O Committee will have the authority to adopt rules and regulations with respect to the treatment of awards upon termination of employment.

   In the event of a change of control of the Company (as defined in the Plan),
(i) in the case of restricted stock and legended stock awarded pursuant to the Company's Long-Term Global Growth Program (or other performance-based program), the restricted stock will vest immediately and the restrictions on the sale of legended stock will be immediately removed, and (ii) in the case of all other restricted stock and legended stock held by an individual, the same will occur only upon the individual's Qualified Termination of Employment (as defined in the Executive Severance Plan) within two years following a change of control.

Amendment of the Plan

   Generally, the Plan may be amended or discontinued at any time by the Board of Directors, but not in a way that would impair the rights of a participant under any award previously granted, without the participant's consent.

New Plan Benefits

   It is not possible to determine the awards that would have been made to any individual or group had the Plan been in effect in 1998. However, it is expected that this Plan will be administered in a manner consistent with the Company's existing compensation practices and that awards paid in future years will be consistent with awards in prior years, taking into account changes in the Company's business and competitive practices. (See discussion in the P&O Committee Report beginning on Page 23.) Bonus awards to Covered Employees in 1998 are as shown in the Summary Compensation Table on page 14.

Recommendation

   The Board of Directors recommends a vote FOR reapproval of the Plan. A vote in favor of the Plan also will constitute approval, for purposes of the exemption from Section 162(m), of each of the material terms of the Plan, including the performance goals described above.


OTHER INFORMATION

Future Stockholder Proposals

   If you wish to submit a proposal to be included in the proxy statement for next year's Annual Meeting of Stockholders, we must receive it no later than November 26, 1999.

   Under the Company's By-Laws, you may submit a proposal for consideration at the Company's Annual Meeting. The Secretary of the Company must receive your proposal at least 60 days but not more than 90 days prior to the meeting. In addition, your proposal must comply with certain other requirements of the Company's By-Laws, a copy of which you may obtain from the Secretary. These requirements apply to any matter that a stockholder wishes to raise at the Annual Meeting other than pursuant to the procedures set forth in Rule 14a-8 of the Securities Exchange Act of 1934. The deadline for receiving proposals for consideration at this year's Annual Meeting was March 6, 1999.

Nominations for Director

   The Committee on Directors will consider nominees recommended by stockholders for election as directors. Nominations by stockholders must be in writing and made in accordance with the information and timely notice requirements of the Company's By-Laws, a copy of which you may obtain from the Secretary of the Company. For consideration at this year's Annual Meeting, the Secretary must have received such nominations by March 6, 1999.

Cost and Methods of Soliciting Proxies

   We pay the cost of soliciting proxies for the meeting. Proxies may be solicited in person by our employees, or by mail, courier, telephone or facsimile. In addition, we have retained D.F. King & Co. Inc. to solicit proxies by mail, courier, telephone and facsimile and to request brokerage houses and other nominees to forward soliciting material to beneficial owners. We will pay a fee of approximately $22,000 to D.F. King & Co. plus expenses for these services.

Other Business

   As of the date of this Proxy Statement's printing, we do not intend to submit any matters to the meeting other than those set forth herein, and we know of no additional matters that will be presented by others. However, if any other business should come before the meeting, the directors designated in the enclosed proxy have discretionary authority to vote your shares with respect to such matters in accordance with their best judgment.

By order of the Board of Directors.

Andrew D. Hendry
Senior Vice President, General Counsel and Secretary

                                                                     APPENDIX A

                     EXECUTIVE INCENTIVE COMPENSATION PLAN

                             Amended and Restated
                             as of March 11, 1999

SECTION 1. Purpose

   The purposes of the Plan are to give the Company a competitive advantage in attracting, retaining and motivating officers and employees and to provide the Company and its Affiliates with a compensation plan providing incentives (including long-term incentives) directly linked to the future growth and profitability of the Company's businesses and future increases in shareholder value. This Plan is also designed to enable the Company to meet its objective of maximizing the tax deductibility of awards to the Company's senior executives.

SECTION 2. Definitions

   For purposes of the Plan, the following terms are defined as set forth below:

   "Affiliate" means a corporation or other entity (i) controlled by the Company or in which the Company has a 50% or more ownership interest or (ii) otherwise designated by the Committee from time to time as such for purposes of this Plan.

   "Applicable Maximum Percentage" means, with respect to any Participant who is designated to receive a Pool Award pursuant to any Incentive Pool, the maximum percentage of such Incentive Pool that such Participant may receive.

   "Award" means an award under the Plan (as defined herein), whether taking the form of a Pool Award, a Cash-Based Award, Stock or Restricted Stock.

   "Award Cycle" means a period of time designated by the Committee over which an Award is to be earned.

   "Award Letter" means a written letter addressed to a Participant evidencing an Award and the terms and conditions thereof.

   "Board" means the Board of Directors of the Company.

   "Cash-Based Award" means Awards denominated in dollar amounts, which may, but need not, be Qualified Performance-Based Awards.

   "Cash Limit" has the meaning set forth in Section 6(d).

   "Cause" means, with respect to any Participant, (1) "cause" as defined in any employment agreement between the Company or any Affiliate and the Participant that is in effect at the time of such Participant's Termination of Employment, or (2) if there is no such employment agreement or if such employment agreement does not define "cause," (A) conviction of the Participant for committing a felony under federal law or the law of the state in which such action occurred, (B) the Participant's dishonesty in the course of fulfilling his or her employment duties, (C) a willful and deliberate failure on the part of a Participant to perform his or her employment duties in any material respect, or (D) such other events as shall be determined by the Committee. The Committee shall have the sole discretion to determine whether "Cause" exists, and its determination shall be final.

   "Change in Control" has the meaning set forth in Section 12(b).

   "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

   "Commission" means the Securities and Exchange Commission or any successor agency.

   "Committee" has the meaning set forth in Section 3(a).

   "Committee Determination Date" means, with respect to any Qualified Performance-Based Award, the date on which the Committee determines and certifies the extent to which the Award has been earned based upon the applicable Performance Goals and such other factors as the Committee may take into account, as more fully set forth in the Plan.

   "Company" means Colgate-Palmolive Company, and any successor thereto.

   "Corporate Transaction" has the meaning set forth in clause (iii) of Section 12(b).

   "Designated Executives" means the Chairman of the Company, the Chief Executive Officer of the Company, and each other officer, executive or other key employee designated as such by the Committee from time to time.

   "Disability" means permanent and total disability as determined under Company procedures in effect at the time of such determination or as otherwise established by the Committee for purposes of the Plan.

   "Effective Date" of this Plan means the date the Plan is duly approved by the Company's shareholders.

   "ESOP" means the employee stock ownership plan component of the Company's Employees' Savings and Investment Plan.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

   "Fair Market Value" of any security means, as of any given date, the mean between the highest and lowest reported sales prices of such security on the New York Stock Exchange Composite Tape or, if it is not listed on such exchange, on any other national securities exchange on which such security is listed or on NASDAQ. The Fair Market Value of any other property, or of any security for which there is no regular public trading market, shall be determined by the Committee in good faith.

   "Incentive Pool" means an Annual Incentive Pool or a Long-term Incentive Pool described in Section 6(b)(i) and 6(b)(ii).

   "Legended Stock" has the meaning set forth in Section 8(d).

   "Maximum Pool Award" has the meaning set forth in Section 6(b)(iii).

   "Participant" means an individual who is eligible to receive Awards as set forth in Section 5.

   "Performance Goals" means the performance goals established by the Committee in connection with Qualified Performance-Based Awards. Such goals shall be based on the attainment of specified levels of, or rates of change or relative changes in, one or more of the following measures by the Company, any Affiliate, or a division or other unit of the Company or an Affiliate, in relation to specified other companies, indices, targets, prior performance or otherwise: earnings per share, net income, sales, revenues, margins, non-variable expenses, pre-tax profit, net profit after tax, gross profit, operating profit, cash generation, unit volume, return on equity, change in working capital, return on capital or shareholder return. Such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

   "Plan" means the Colgate-Palmolive Company Executive Incentive Compensation Plan, amended and restated as of March 11, 1999, as set forth herein and as amended from time to time.

   "Pool Award" means an Award from an Incentive Pool described in Section 6(b)(i) or 6(b)(ii).

   "Qualified Performance-Based Award" means (i) an Award characterized as such by the Committee at the time of designation, based upon a determination that the Participant receiving such Award is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Award and the Committee wishes such Award to qualify for the Section 162(m) Exemption, or (ii) a Pool Award.

   "Qualified Termination of Employment" has the meaning set forth in the Colgate-Palmolive Company Executive Severance Plan, as amended and restated, as such plan may be amended from time to time, and any successor thereto.

   "Restricted Stock" means hypothetical shares of Stock, also known as "phantom" stock.

   "Restrictions" has the meaning set forth in Section 8(d).

   "Retirement" means retirement from active employment with the Company or any Affiliate at or after age 65 or pursuant to the early retirement provisions of the applicable pension plan of such employer.

   "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under
Section 16(b) of the Exchange Act or any successor provision thereto.

   "Section 16 Exemption" means exemptions available under the rules promulgated by the Commission under Section 16 of the Exchange Act or any successor provision thereto.

   "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in
Section 162(m)(4)(C) of the Code, as amended from time to time, or any successor provision thereto.

   "Share Limit" has the meaning set forth in Section 6(d).

   "Stock" means the common stock, par value $1.00 per share, of the Company, or any common stock issued by the Company or any successor to or parent of the Company.

   "Stock-Based Awards" means Awards denominated in Stock, including Legended Stock or Restricted Stock, or Awards otherwise related to the value of Stock, which may, but need not, be Qualified Performance-Based Awards.

   "Termination of Employment" means the termination of the Participant's employment with the Company or any Affiliate. A Participant employed by an Affiliate shall also be deemed to incur a Termination of Employment if the Affiliate ceases to be such an Affiliate and the Participant does not become an employee of the Company or another Affiliate in connection therewith. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Affiliates shall not be considered Terminations of Employment.

SECTION 3. Administration

   (a) In General. The Plan shall be administered by the Personnel and Organization Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"). The Committee shall have plenary authority with respect to Awards pursuant to the terms of the Plan; provided that such plenary authority and the specific powers given to the Committee pursuant to Section 3(b)(i), (ii), (iii) and (iv), in each case with respect to Awards that are not Qualified Performance-Based Awards and that are made to Participants other than Designated Executives or to executives who are considered "insiders" for the purposes of Section 16 of the Exchange Act, may be delegated to, and exercised by, any of the elected officers of the Company in accordance with such rules, guidelines and practices as may be prescribed from time to time by the Committee. Awards under the Plan may (but need not) be evidenced by Award Letters.

   (b) Specific Powers. Without limiting the generality of the foregoing, among other things, the Committee shall have the authority, in its sole discretion, subject to the terms of the Plan:

  (i) To select the Participants who are eligible for and may receive Awards from time to time;

  (ii)   To determine the form and amount of each Award;

  (iii) To determine the terms and conditions of any Award (including, but not limited to, any vesting condition, restriction or limitation (which may be related to the performance of the Participant, the Company, any Affiliate or any division or operating unit of the Company or any Affiliate)); and

  (iv) Subject to Section 13, to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, Performance Goals; provided, however, that the number of shares or the amount payable with respect to a Qualified Performance-Based Award may not be adjusted upwards and the Performance Goals associated therewith may not be waived or altered in a manner that would cause such Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption.

   (c) Procedures. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable from time to time and to interpret the terms and provisions of the Plan. Unless otherwise determined by the Committee, the officers of the Company shall have responsibility for the day-to-day administration of the Plan, consistent with such rules, guidelines and practices. The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate authority in accordance with Section 3(a) above or (ii) authorize any one or more of their number or any elected officer of the Company to execute and deliver documents on behalf of the Committee.

   (d) Board Action. Any authority granted to the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Award that is a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section

162(m) Exemption or the Section 16 Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

SECTION 4. Stock Subject to Plan; Limits on Awards

   (a) General Limitations on Stock. The total number of shares of Stock reserved and available for Awards under the Plan during any given calendar year shall be one quarter of one percent (0.25%) of the total number of shares of Stock outstanding as of the first day of such calendar year; provided that any shares of Stock available for grant in a particular calendar year that are not actually granted in such year shall be added to the number of shares of Stock available for grant in the subsequent calendar year. Shares of Stock subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares. If any shares of Legended Stock are forfeited, such shares shall be available again for Awards under the Plan.

   (b) Adjustments. In the event of any stock split, reverse stock split or stock dividend, in each case relating to the Stock, the number of shares reserved for issuance under the Plan, the Share Limit set forth in Section 6(d), and the number of shares subject to outstanding Awards under the Plan shall all automatically be adjusted to reflect such event. In the event of any other change in corporate capitalization or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the Share Limit set forth in Section 6(d), in the number and kind of shares subject to outstanding Awards under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion.

SECTION 5. Eligibility

   Employees of the Company and its Affiliates who are responsible for or contribute to the operation or business of the Company or its Affiliates are eligible to receive Awards under the Plan.

SECTION 6. Qualified Performance-Based Awards

   (a) In General. The Committee may make Qualified Performance-Based Awards, which may be Cash-Based Awards or Stock-Based Awards.

   (b) Incentive Pool Awards

   (i) Annual Incentive Pool. The Committee may determine, in its discretion, to make available Awards for an Award Cycle consisting of a fiscal year of the Company beginning after the Effective Date of this Plan, and to have available for Awards under this Section 6(b)(i) (such an Award, an "Annual Pool Award") a total dollar amount (the "Annual Incentive Pool") determined based upon the achievement of one or more Performance Goals over the Award Cycle. All Annual Pool Awards shall be Qualified Performance-Based Awards. Within 90 days after the beginning of each fiscal year, the Committee may determine whether Annual Pool Awards in fact will be designated for that fiscal year, and if so, the terms and conditions of the Annual Incentive Pool and Annual Pool Awards, including, without limitation, the following: (A) the Performance Goal or Goals; (B) the formula whereby the dollar amount of the Annual Incentive Pool will be determined; (C) the Participants who will be eligible to receive Annual Pool Awards from that Annual Incentive Pool;
         (D) the amount of each such Participant's Applicable Maximum Percentage for such Annual Incentive Pool; provided that the total of such Applicable Maximum Percentages shall not exceed 100 percent; and (E) for each Participant, whether his or her Annual Pool Award will be subject to the Share Limit, the Cash Limit, or a combination thereof.

  (ii) Long-term Incentive Pools. The Committee may determine, in its discretion, also to make available Awards for an Award Cycle consisting of more than one fiscal year of the Company (as determined by the Committee) and to have available for Awards under this Section 6(b)(ii) (such an Award, a "Long-term Pool Award") a total dollar amount (the "Long-term Incentive Pool") determined based upon achievement of one or more Performance Goals over the Award Cycle. All Long-term Pool Awards shall be Qualified Performance-Based Awards. Within 90 days after the beginning of each fiscal year, the Committee may determine whether Long-term Pool Awards in fact will be designated for an Award Cycle beginning that fiscal year, and if so, the terms and conditions of the Long-term Incentive Pool and Long-term Pool Awards, including, without limitation, the following: (A) the Performance Goal or Goals; (B) the formula whereby the dollar amount of the Long-term Incentive Pool will be determined; (C) the duration of the Award Cycle; (D) the Participants who will be eligible to receive Long-term Pool Awards from that Long-term Incentive Pool; (E) the amount of each such Participant's Applicable Maximum Percentage for such Long-term Incentive Pool; provided that the total of such Applicable Maximum Percentages shall not exceed 100 percent; and (F) for each Participant, whether his or her Long-term Pool Award will be subject to the Share Limit, the Cash Limit, or a combination thereof.

  (iii) Determination of Pool Awards. Following the end of each Award Cycle for which Pool Awards have been designated, the Committee shall determine and certify the amount of the Incentive Pool for the Award Cycle and the maximum Pool Award for each Participant ("Maximum Pool Award"), which shall equal the lesser of (A) the Participant's Applicable Maximum Percentage multiplied by the amount of the Incentive Pool and (B) the amount permitted after applying the Share Limit and/or the Cash Limit, as applicable. For purposes of applying the Share Limit, if applicable, the number of shares of Stock represented by a particular Maximum Pool Award (or portion thereof) shall be determined by dividing the cash amount of such Maximum Pool Award (or portion thereof) by the Fair Market Value of a share of Stock on the Committee Determination Date. The Committee then shall determine for each Participant, based upon such factors (including, without limitation, the amounts allocated to the Participant's account under the ESOP) as the Committee in its sole discretion shall determine, whether he or she shall be awarded an amount equal to his or her Maximum Pool Award or a lesser amount.

   (c)   Other Qualified Performance-Based Awards

  (i) The Committee may determine, in its discretion, to make other Qualified Performance-Based Awards in addition to or in place of Pool Awards. The terms and conditions of such Awards shall be designated by the Committee in accordance with the requirements of the Section 162(m) Exemption, including, without limitation, the timely establishment of Performance

       Goals and Award Cycle, the determination of whether such Award is subject to the Share Limit or the Cash Limit, and when and how the Share Limit or Cash Limit, as applicable, will be applied.

  (ii) Following the end of the Award Cycle applicable to each Award designated under Section 6(c)(i), the Committee shall determine and certify the extent to which the Performance Goals have been achieved and the amount of such Award that has been earned based upon such achievement and shall determine, based upon such factors as the Committee in its sole discretion shall determine (including, without limitation, the amounts allocated to the Participant's account under the ESOP), whether the Participant for whom such Award was designated shall be awarded an amount equal to the amount so determined or a lesser amount.

   (d) Share Limit and Cash Limit Defined. For purposes of this Section 6, the "Share Limit" shall be 100,000 shares of Stock per Participant per calendar year, taking into account all Qualified Performance-Based Awards of the Participant that are subject to the Share Limit. The "Cash Limit" shall be $4 million per calendar year per Participant, increased for each calendar year after 1999 by the percentage increase, if any, in the Consumer Price Index for All Urban Consumers (or any successor thereto designated by the Committee) from the prior calendar year, taking into account all Qualified Performance-Based Awards of the Participant that are subject to the Cash Limit. The Share Limit or Cash Limit, as applicable, shall apply regardless of the form in which an Award is actually paid.

SECTION 7. General Awards

   The Committee also may make Awards other than Qualified Performance-Based Awards (any such Award, a "General Award"). General Awards may be Cash-Based Awards or Stock-Based Awards. The terms and conditions of General Awards, including, without limitation, the requirements, if any, for vesting thereof, and the time and form of payment thereof shall be determined by the Committee in its sole discretion at the time of designation or thereafter.

SECTION 8. Payment of Awards

   (a) In General. Each Award that is to be paid in accordance with this Plan (including, without limitation, any Qualified Performance-Based Award), shall be paid in cash, in the form of Stock (which may be Legended Stock), Restricted Stock, or by a combination thereof, as the Committee shall in its sole discretion determine.

   (b) Cash-Based Awards Paid in Stock or Restricted Stock. If all or a portion of a Cash-Based Award is paid in the form of Stock or Restricted Stock, the number of shares of Stock or Restricted Stock so paid shall be determined based on the number of shares of Stock or Restricted Stock having a Fair Market Value, on the Committee Determination Date, if applicable, and otherwise on the business day immediately preceding the date of payment, equal to the amount of the portion of the Cash-Based Award being paid therewith.

   (c) Stock-Based Awards Paid in Cash. If all or a portion of a Stock-Based Award is paid in cash, the amount of cash so paid shall be the Fair Market Value, on the Committee Determination

Date, if applicable, and otherwise on the business day immediately preceding the date of payment, of a share of Stock or Restricted Stock multiplied by the number of shares of Stock or Restricted Stock being paid therewith.

   (d) Legended Stock. If a Stock-Based Award is subject to forfeiture and/or restrictions on transfer (collectively, "Restrictions"), it shall be considered to consist of "Legended Stock". Except as specifically provided in this Plan, the terms and conditions of Legended Stock, including, without limitation, the requirements for the lapse of the Restrictions applicable thereto, shall be determined by the Committee in its sole discretion.

SECTION 9. Evidence of and Rights Relating to Certain Awards

   (a) Evidence of Awards and Certificates. Shares of Stock and Legended Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Stock or Legended Stock shall be registered in the name of the Participant and, in the case of Legended Stock, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Legended Stock, substantially in the following form:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Colgate-Palmolive Company Executive Incentive Compensation Plan, as amended and restated, and any applicable Award Letter. Copies of such Plan and Award Letter, if applicable, are on file at the offices of Colgate-Palmolive Company at 300 Park Avenue, New York, NY 10022."

   (b) Custody Accounts. The Committee may require that the certificates evidencing Legended Stock and dividends paid with respect thereto be held in custody by the Company until the Restrictions applicable thereto shall have lapsed and that, as a condition of any Award of Legended Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award. If and when the Restrictions applicable to shares of Legended Stock lapse without a prior forfeiture of the Legended Stock, unlegended certificates for such shares shall be delivered to the Participant upon surrender of the legended certificates (if applicable).

   (c) Rights of Holders of Legended Stock. Except as specifically provided otherwise in this Plan and any applicable Award Letter or resolution of the Committee designating the Award, the Participant shall have, with respect to Legended Stock, all of the rights of a stockholder of the Company holding the class or series of Stock that is the subject of the Legended Stock, including, if applicable, the right to vote the shares and the right to receive any and all dividends and distributions with respect thereto. Notwithstanding the foregoing, with respect to Legended Stock, unless otherwise determined by the
Committee: (i) dividends and distributions shall be automatically deferred;
(ii) such deferred dividends and distributions that are in cash shall, if the applicable Award Letter or resolution of the Committee designating the Award provides, and there are sufficient shares of Stock available for grant as additional Legended Stock pursuant to the aggregate limit of Section 4(a), be reinvested in additional Legended Stock; and (iii) such deferred dividends or distributions or additional Legended Stock, as applicable, shall be held subject to the vesting of the underlying Legended Stock, or held subject to meeting separate Performance Goals.

   (d) Forfeited Shares of Legended Stock. All shares of Legended Stock and all dividends and distributions on Legended Stock that are forfeited by a Participant shall revert to the Company.

   (e) Dividend Equivalents on Restricted Stock. Unless otherwise determined by the Committee, an Award of Restricted Stock shall be increased to reflect deemed reinvestment in additional Restricted Stock of the dividends that would be paid and distributions that would be made with respect to the Award of Restricted Stock if it consisted of actual shares of Stock. Notwithstanding the foregoing, if an adjustment to an Award of Restricted Stock is made pursuant to
Section 4(b) above as a result of any dividend or distribution, no increase to such Award shall be made under this Section 9(e) as a result of the same dividend or distribution.

SECTION 10. Effect of Termination of Employment

   The consequences of a Participant's Termination of Employment with respect to Awards shall be determined by the Committee; provided that such determination shall not be made in a manner that would cause any Qualified Performance-Based Award to fail to qualify for the Section 162(m) Exemption; and provided, further, that, with respect to Awards that are not Qualified Performance-Based Awards and that are made to Participants other than Designated Executives or to executives who are considered "insiders" for the purposes of Section 16 of the Exchange Act, such authority may be delegated to, and exercised by, any of the elected officers of the Company in accordance with such rules, guidelines and practices as may be prescribed from time to time by the Committee.

SECTION 11. Deferral; Transferability

   (a) Deferral. Notwithstanding any other provision of this Plan, the Committee may establish programs and procedures pursuant to which Participants may be permitted to elect to defer receipt of all or a portion of any Award under this Plan, including Qualified Performance-Based Awards, whether paid in cash, Stock or Restricted Stock.

   (b) Transferability. Except as may be otherwise provided by the Committee, no Award may be sold, assigned, transferred, pledged or otherwise encumbered except and to the extent that it has been paid or the Restrictions applicable thereto have lapsed, as applicable.

SECTION 12. Change in Control Provisions

   (a) Impact of Event. Notwithstanding any other provision of this Plan to the contrary, except as otherwise provided in any applicable Award Letter or resolution of the Committee designating the Award, in the event of a Change in
Control: (i) all Awards of Restricted Stock granted pursuant to a performance-based award program of the Company (including, without limitation, Qualified Performance-Based Awards) that have not yet vested shall be considered earned in full and nonforfeitable and, except to the extent otherwise expressly provided in any deferral arrangement pursuant to Section 11(a) or any other plan, program or agreement applicable to the Participant, shall be paid pursuant to Section 8; and (ii) all Restrictions applicable to Awards of Legended Stock granted pursuant to a performance-based award program of the Company (including, without limitation, Qualified Performance-Based Awards) shall lapse; and (iii) all other Awards of Restricted Stock and Legended Stock held by a Participant who experiences a Qualified Termination of Employment within two years following a Change in Control shall so vest, and such restrictions shall lapse, as applicable, at the time of such Qualified Termination of Employment.

  (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

  (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted itself was acquired directly from the Company, (2) any repurchase by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (4) any acquisition pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection
         (iii) of this Section 12(b); or

  (ii) A change in the composition of the Board such that the individuals who, as of the Effective Date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that, for purposes of this Section 12(b), any individual who becomes a member of the Board subsequent to the Effective Date of the Plan, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

  (iii) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership derives from ownership of a 20% or more interest in the Outstanding Company Common Stock and/or Outstanding Company Voting Security that existed prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

  (iv) the approval by shareholders of a complete liquidation or dissolution of the Company.

SECTION 13. Term, Amendment and Termination

   (a) Plan. The Plan will terminate on May 31, 2009. Awards outstanding as of the date of such termination shall not be affected or impaired thereby. The Board may amend, alter, or discontinue this Plan at any time, but no amendment, alteration or discontinuation shall be made that would impair the rights of a Participant under any Award theretofore designated without the Participant's consent.

   (b) Awards. The Committee may amend the terms of any Award theretofore designated, prospectively or retroactively, but no such amendment may be made if it would cause a Qualified Performance-Based Award not to qualify, or to cease to qualify, for the Section 162(m) Exemption, nor shall any such Amendment impair the rights of any holder without the holder's consent.

SECTION 14. Unfunded Status of Plan

   It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 15. General Provisions

   (a) Restrictions. The Committee may require each person purchasing or receiving Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Stock without a view to the distribution thereof. The certificates for such Stock may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Stock under the Plan prior to fulfillment of all of the following conditions:

  (i) Listing or approval for listing upon notice of issuance, of such shares on The New York Stock Exchange, Inc., or such other securities exchange as may be at the time the principal market for the Stock;

  (ii) Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification that the Committee, in its absolute discretion upon the advice of counsel, shall deem necessary or advisable; and

  (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency that the Committee, in its absolute discretion after receiving the advice of counsel, shall determine to be necessary or advisable.

   (b) Other Compensation. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

   (c) No Right to Employment. Adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Affiliate to terminate the employment of any employee at any time.

   (d) Taxation. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Stock.

   (e) Beneficiaries. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid or by whom any rights of the Participant, after the Participant's death, may be exercised; provided that if there is no valid beneficiary designation in effect at the time of a Participant's death for any reason (including, without limitation, a lack of such procedures or a failure by the Participant to make a designation), then such Participant's estate shall be the Participant's beneficiary.

   (f) Affiliates. In the case of an Award to any employee of an Affiliate, the Company may, if the Committee so directs, issue or transfer the shares of Stock, if any, covered by the Award to the Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer the shares of Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

   (g) Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

SECTION 16. Shareholder Approval

   This amendment and restatement of the Plan shall be void and of no force or effect unless it is duly approved by the Company's shareholders.

                       [LOGO] COLGATE-PALMOLIVE COMPANY


                            NOTICE OF ANNUAL MEETING
                      OF STOCKHOLDERS AND PROXY STATEMENT

[LOGO]   Printed on Recycled Paper

                                                                           4061
[X]  Please mark your
     votes as in this
     example.

        This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board's recommendations.

------------------------------------------------------------------------------------------------------------------------------------
                                  The Board of Directors recommends a vote FOR Items 1, 2 and 3.
----------------------------------------------------------------------------------------------------------------------------------
                  FOR   WITHHELD                                                                             FOR  AGAINST  ABSTAIN
1. Election of    [ ]     [ ]     Election of Directors, Nominees:           2. Ratify selection of Arthur   [ ]    [ ]     [ ]
   Directors.                     J.K. Conway, R.E. Ferguson, E.M. Hancock,     Andersen LLP as Auditors.
                                  D.W. Johnson, J.P. Kendall, R.J. Kogan,
                                  D.E. Lewis, R. Mark, H.B. Wentz, Jr.

FOR, except vote withheld from the following nominee(s):                     3. Reapprove adoption of the    [ ]    [ ]     [ ]
                                                                                Colgate-Palmolive Company
                                                                                Executive Incentive
                                                                                Compensation Plan, in an
------------------------------------------------------                          amended and updated form.

----------------------------------------------------------------------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                In its discretion the Proxy Committee is authorized to vote upon such other business as may properly come before the meeting.
                                                                ------------------------------------------------------------------

                                                                NOTE: Please sign exactly as name appears hereon. Joint
                                                                owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                                                ------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                       SIGNATURE(S)                                     DATE


                                                     * FOLD AND DETACH HERE  *




                                ANNUAL MEETING
                                      OF
                    COLGATE-PALMOLIVE COMPANY STOCKHOLDERS

                            Wednesday, May 5, 1999
                               Marriott Marquis
                                  10:00 a.m.
                               Broadway Ballroom
                                 1535 Broadway
                          (45th Street and Broadway)
                              New York, NY  10036


Your vote is important to us. Please detach the above proxy card, and sign, date and mail it using the enclosed reply envelope at your earliest convenience. Your vote is held in confidence by our outside tabulator, First Chicago Trust Company of New York.

If you plan to attend the meeting, please fill out and mail separately the enclosed ticket request.

PROXY

                           COLGATE-PALMOLIVE COMPANY
                      300 Park Avenue, New York, NY 10022

                   Proxy Solicited by the Board of Directors
                       for Annual Meeting on May 5, 1999

             The undersigned hereby appoints as proxies, with full power of substitution to each, REUBEN MARK, JILL K. CONWAY and HOWARD B. WENTZ, JR. (the Proxy Committee) to vote as designated on the reverse side all shares that the undersigned would be entitled to vote at the annual meeting of stockholders of the Company to be held in New York, New York on May 5, 1999 or at any adjournments thereof. Action hereunder may be taken by a majority of said proxies or their substitutes who are present or if only one be present, then by that one.

             You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.


                                     (Continued and to be signed on other side.)

                                                                    Proxy (0935)

                        COLGATE-PALMOLIVE, S.A. DE C.V.
                            RETIREMENT/PENSION PLAN
                             AND SENIORITY PRMIUM

To:  Plan Participants

        As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in the funds established under such Plan shall be voted by the Trustee at the annual meeting of stockholders to be held in New York, New York on May 5, 1999 or at any adjournments thereof.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan will not be voted.


                                     (Continued and to be signed on other side.)

                                                                            0935

[X]  Please mark your
     votes as in this
     example.

        This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted by the Trustee in accordance with the Board's recommendations.

------------------------------------------------------------------------------------------------------------------------------------
                                  The Board of Directors recommends a vote FOR Items 1, 2 and 3.
----------------------------------------------------------------------------------------------------------------------------------
                  FOR   WITHHELD                                                                             FOR  AGAINST  ABSTAIN
1. Election of    [ ]     [ ]     Election of Directors, Nominees:           2. Ratify selection of Arthur   [ ]    [ ]     [ ]
   Directors.                     J.K. Conway, R.E. Ferguson, E.M. Hancock,     Andersen LLP as Auditors.
                                  D.W. Johnson, J.P. Kendall, R.J. Kogan,
                                  D.E. Lewis, R. Mark, H.B. Wentz, Jr.

FOR, except vote withheld from the following nominee(s):                     3. Reapprove adoption of the    [ ]    [ ]     [ ]
                                                                                Colgate-Palmolive Company
                                                                                Executive Incentive
                                                                                Compensation Plan, in an
------------------------------------------------------                          amended and updated form.

----------------------------------------------------------------------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                If voting by proxy, the Trustee is directed to authorize the Proxy
                                                                Committee to vote, in its discretion, upon such other business as may properly come before the meeting.
                                                                ------------------------------------------------------------------

                                                                NOTE: Please sign exactly as name appears hereon. Joint
                                                                owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                                                ------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                       SIGNATURE(S)                                     DATE


                                                     * FOLD AND DETACH HERE  *

                           COLGATE-PALMOLIVE GERMANY
                              STOCK/SAVINGS PLAN

To:  Plan Participants

        As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in Funds established under such Plan shall be voted by the Trustee at the annual meeting of stockholders to be held in New York, New York on May 5, 1999 or at any adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan will be voted by the Custodian in accordance with the instructions of the Trustee.

                                     (Continued and to be signed on other side.)

                                                                            1956

[X]  Please mark your
     votes as in this
     example.

        This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted by the Trustee in accordance with the Board's recommendations.

------------------------------------------------------------------------------------------------------------------------------------
                                  The Board of Directors recommends a vote FOR Items 1, 2 and 3.
----------------------------------------------------------------------------------------------------------------------------------
                  FOR   WITHHELD                                                                             FOR  AGAINST  ABSTAIN
1. Election of    [ ]     [ ]     Election of Directors, Nominees:           2. Ratify selection of Arthur   [ ]    [ ]     [ ]
   Directors.                     J.K. Conway, R.E. Ferguson, E.M. Hancock,     Andersen LLP as Auditors.
                                  D.W. Johnson, J.P. Kendall, R.J. Kogan,
                                  D.E. Lewis, R. Mark, H.B. Wentz, Jr.

FOR, except vote withheld from the following nominee(s):                     3. Reapprove adoption of the    [ ]    [ ]     [ ]
                                                                                Colgate-Palmolive Company
                                                                                Executive Incentive
                                                                                Compensation Plan, in an
------------------------------------------------------                          amended and updated form.

----------------------------------------------------------------------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                If voting by proxy, the Trustee is directed to authorize the Proxy
                                                                Committee to vote, in its discretion, upon such other business as may properly come before the meeting.
                                                                ------------------------------------------------------------------

                                                                NOTE: Please sign exactly as name appears hereon. Joint
                                                                owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                                                ------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                       SIGNATURE(S)                                     DATE


                                                     * FOLD AND DETACH HERE  *

                             COLGATE-PALMOLIVE U.K.
                               STOCK/SAVINGS PLAN

To:  Plan Participants

        As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in the funds established under such Plan shall be voted by the Trustee/Custodian at the annual meeting of stockholders to be held in New York, New York on May 5, 1999 or at any adjournments thereof.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan will not be voted.


                                     (Continued and to be signed on other side.)

                                                                           1957
[X]  Please mark your
     votes as in this
     example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made and this proxy is executed and returned, this proxy will be voted by the Trustee/Custodian in accordance with the Board's recommendations.

------------------------------------------------------------------------------------------------------------------------------------
                                  The Board of Directors recommends a vote FOR Items 1, 2 and 3.
----------------------------------------------------------------------------------------------------------------------------------
                  FOR   WITHHELD                                                                             FOR  AGAINST  ABSTAIN
1. Election of    [ ]     [ ]     Election of Directors, Nominees:           2. Ratify selection of Arthur   [ ]    [ ]     [ ]
   Directors.                     J.K. Conway, R.E. Ferguson, E.M. Hancock,     Andersen LLP as Auditors.
                                  D.W. Johnson, J.P. Kendall, R.J. Kogan,
                                  D.E. Lewis, R. Mark, H.B. Wentz, Jr.

FOR, except vote withheld from the following nominee(s):                     3. Reapprove adoption of the    [ ]    [ ]     [ ]
                                                                                Colgate-Palmolive Company
                                                                                Executive Incentive
                                                                                Compensation Plan, in an
------------------------------------------------------                          amended and updated form.

----------------------------------------------------------------------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                If voting by proxy, the Trustee is directed to authorize the Proxy
                                                                Committee to vote, in its discretion, upon such other business as may properly come before the meeting.
                                                                ------------------------------------------------------------------

                                                                NOTE: Please sign exactly as name appears hereon. Joint
                                                                owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                                                ------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                       SIGNATURE(S)                                     DATE


                                                     * FOLD AND DETACH HERE  *

                         COLGATE-PALMOLIVE PHILS., INC.
                               STOCK/SAVINGS PLAN

To:  Plan Participants

        As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in Funds "C" and "D" of the CPPI Employees' Retirement Plan shall be voted by the Trustee/Custodian at the annual meeting of stockholders to be held in New York, New York on May 5, 1999 or at any adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan will be voted by the Custodian in accordance with the instructions of the Trustee.

                                     (Continued and to be signed on other side.)

                                                                           1958
[x]  Please mark your
     votes as in this
     example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made and this proxy is executed and returned, this proxy will be voted by the Trustee/Custodian in accordance with the Board's recommendations.

------------------------------------------------------------------------------------------------------------------------------------
                                  The Board of Directors recommends a vote FOR Items 1, 2 and 3.
----------------------------------------------------------------------------------------------------------------------------------
                  FOR   WITHHELD                                                                             FOR  AGAINST  ABSTAIN
1. Election of    [ ]     [ ]     Election of Directors, Nominees:           2. Ratify selection of Arthur   [ ]    [ ]     [ ]
   Directors.                     J.K. Conway, R.E. Ferguson, E.M. Hancock,     Andersen LLP as Auditors.
                                  D.W. Johnson, J.P. Kendall, R.J. Kogan,
                                  D.E. Lewis, R. Mark, H.B. Wentz, Jr.

FOR, except vote withheld from the following nominee(s):                     3. Reapprove adoption of the    [ ]    [ ]     [ ]
                                                                                Colgate-Palmolive Company
                                                                                Executive Incentive
                                                                                Compensation Plan, in an
------------------------------------------------------                          amended and updated form.

----------------------------------------------------------------------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                If voting by proxy, the Trustee is directed to authorize the Proxy
                                                                Committee to vote, in its discretion, upon such other business as may properly come before the meeting.
                                                                ------------------------------------------------------------------

                                                                NOTE: Please sign exactly as name appears hereon. Joint
                                                                owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                                                ------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                       SIGNATURE(S)                                     DATE


                                                     * FOLD AND DETACH HERE  *

                             COLGATE-PALMOLIVE CHILE
                               STOCK/SAVINGS PLAN

To:  Plan Participants

        As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in the funds established under such Plan shall be voted by the Trustee at the annual meeting of stockholders to be held in New York, New York on May 5, 1999 or at any adjournments thereof.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan will be voted in the same proportion as shares for which instruction cards are received.


                                     (Continued and to be signed on other side.)

                                                                           3843
[X]  Please mark your
     votes as in this
     example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made and this proxy is executed and returned, this proxy will be voted by the Trustee in accordance with the Board's recommendations.

------------------------------------------------------------------------------------------------------------------------------------
                                  The Board of Directors recommends a vote FOR Items 1, 2 and 3.
----------------------------------------------------------------------------------------------------------------------------------
                  FOR   WITHHELD                                                                             FOR  AGAINST  ABSTAIN
1. Election of    [ ]     [ ]     Election of Directors, Nominees:           2. Ratify selection of Arthur   [ ]    [ ]     [ ]
   Directors.                     J.K. Conway, R.E. Ferguson, E.M. Hancock,     Andersen LLP as Auditors.
                                  D.W. Johnson, J.P. Kendall, R.J. Kogan,
                                  D.E. Lewis, R. Mark, H.B. Wentz, Jr.

FOR, except vote withheld from the following nominee(s):                     3. Reapprove adoption of the    [ ]    [ ]     [ ]
                                                                                Colgate-Palmolive Company
                                                                                Executive Incentive
                                                                                Compensation Plan, in an
------------------------------------------------------                          amended and updated form.

----------------------------------------------------------------------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                If voting by proxy, the Trustee is directed to authorize the Proxy
                                                                Committee to vote, in its discretion, upon such other business as may properly come before the meeting.
                                                                ------------------------------------------------------------------

                                                                NOTE: Please sign exactly as name appears hereon. Joint
                                                                owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                                                ------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                       SIGNATURE(S)                                     DATE


                                                     * FOLD AND DETACH HERE  *

                                                                           4061
[X]  Please mark your
     votes as in this
     example.

        This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board's recommendations.

------------------------------------------------------------------------------------------------------------------------------------
                                  The Board of Directors recommends a vote FOR Items 1, 2 and 3.
----------------------------------------------------------------------------------------------------------------------------------
                  FOR   WITHHELD                                                                             FOR  AGAINST  ABSTAIN
1. Election of    [ ]     [ ]     Election of Directors, Nominees:           2. Ratify selection of Arthur   [ ]    [ ]     [ ]
   Directors.                     J.K. Conway, R.E. Ferguson, E.M. Hancock,     Andersen LLP as Auditors.
                                  D.W. Johnson, J.P. Kendall, R.J. Kogan,
                                  D.E. Lewis, R. Mark, H.B. Wentz, Jr.

FOR, except vote withheld from the following nominee(s):                     3. Reapprove adoption of the    [ ]    [ ]     [ ]
                                                                                Colgate-Palmolive Company
                                                                                Executive Incentive
                                                                                Compensation Plan, in an
------------------------------------------------------                          amended and updated form.

----------------------------------------------------------------------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                If voting by proxy, the Trustee is directed to authorize the Proxy
                                                                Committee to vote, in its discretion, upon such other business as may properly come before the meeting.
                                                                ------------------------------------------------------------------

                                                                NOTE: Please sign exactly as name appears hereon. Joint
                                                                owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                                                ------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                       SIGNATURE(S)                                     DATE


                                                     * FOLD AND DETACH HERE  *




                                ANNUAL MEETING
                                      OF
                    COLGATE-PALMOLIVE COMPANY STOCKHOLDERS

                            Wednesday, May 5, 1999
                               Marriott Marquis
                                  10:00 a.m.
                               Broadway Ballroom
                                 1535 Broadway
                          (45th Street and Broadway)
                              New York, NY  10036


Your vote is important to us. Please detach the above proxy card, and sign, date and mail it using the enclosed reply envelope at your earliest convenience. Your vote is held in confidence by our outside tabulator, First Chicago Trust Company of New York.

If you plan to attend the meeting, please fill out and mail separately the enclosed ticket request.

                            COLGATE-PALMOLIVE FRANCE
                               STOCK/SAVINGS PLAN

To:  Plan Participants

        As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in the funds established under such Plan shall be voted by the Trustee at the annual meeting of stockholders to be held in New York, New York on May 5, 1999 or at any adjournments thereof.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan may be voted in the same proportion as shares for which instruction cards are received.


                                     (Continued and to be signed on other side.)

                                                                           5605
[X]  Please mark your
     votes as in this
     example.

        This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted by the Trustee in accordance with the Board's recommendations.

------------------------------------------------------------------------------------------------------------------------------------
                                  The Board of Directors recommends a vote FOR Items 1, 2 and 3.
----------------------------------------------------------------------------------------------------------------------------------
                  FOR   WITHHELD                                                                             FOR  AGAINST  ABSTAIN
1. Election of    [ ]     [ ]     Election of Directors, Nominees:           2. Ratify selection of Arthur   [ ]    [ ]     [ ]
   Directors.                     J.K. Conway, R.E. Ferguson, E.M. Hancock,     Andersen LLP as Auditors.
                                  D.W. Johnson, J.P. Kendall, R.J. Kogan,
                                  D.E. Lewis, R. Mark, H.B. Wentz, Jr.

FOR, except vote withheld from the following nominee(s):                     3. Reapprove adoption of the    [ ]    [ ]     [ ]
                                                                                Colgate-Palmolive Company
                                                                                Executive Incentive
                                                                                Compensation Plan, in an
------------------------------------------------------                          amended and updated form.

----------------------------------------------------------------------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                If voting by proxy, the Trustee is directed to authorize the Proxy
                                                                Committee to vote, in its discretion, upon such other business as may properly come before the meeting.
                                                                ------------------------------------------------------------------

                                                                NOTE: Please sign exactly as name appears hereon. Joint
                                                                owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                                                ------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                       SIGNATURE(S)                                     DATE


                                                     * FOLD AND DETACH HERE  *

                              COLGATE-PALMOLIVE PR
                           SAVINGS AND INVESTMENT PLAN

To:  Plan Participants

        As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in the Colgate-Palmolive Stock Fund established under such Plan shall be voted by the Trustee at the annual meeting of stockholders to be held in New York, New York on May 5, 1999 or at any adjournments thereof.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Colgate-Palmolive Stock Fund will be voted in the same proportion as shares for which instruction cards are received.


                                     (Continued and to be signed on other side.)

                                                                           5607
[X]  Please mark your
     votes as in this
     example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made and this proxy is executed and returned, this proxy will be voted by the Trustee in accordance with the Board's recommendations.

------------------------------------------------------------------------------------------------------------------------------------
                                  The Board of Directors recommends a vote FOR Items 1, 2 and 3.
----------------------------------------------------------------------------------------------------------------------------------
                  FOR   WITHHELD                                                                             FOR  AGAINST  ABSTAIN
1. Election of    [ ]     [ ]     Election of Directors, Nominees:           2. Ratify selection of Arthur   [ ]    [ ]     [ ]
   Directors.                     J.K. Conway, R.E. Ferguson, E.M. Hancock,     Andersen LLP as Auditors.
                                  D.W. Johnson, J.P. Kendall, R.J. Kogan,
                                  D.E. Lewis, R. Mark, H.B. Wentz, Jr.

FOR, except vote withheld from the following nominee(s):                     3. Reapprove adoption of the    [ ]    [ ]     [ ]
                                                                                Colgate-Palmolive Company
                                                                                Executive Incentive
                                                                                Compensation Plan, in an
------------------------------------------------------                          amended and updated form.

----------------------------------------------------------------------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                If voting by proxy, the Trustee is directed to authorize the Proxy
                                                                Committee to vote, in its discretion, upon such other business as may properly come before the meeting.
                                                                ------------------------------------------------------------------

                                                                NOTE: Please sign exactly as name appears hereon. Joint
                                                                owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                                                ------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                       SIGNATURE(S)                                     DATE


                                                     * FOLD AND DETACH HERE  *